EXHIBIT 4.1
                                                                     -----------

                                                                  EXECUTION COPY





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                          LEUCADIA NATIONAL CORPORATION


                                       and


                        THE BANK OF NEW YORK, as Trustee


                           ---------------------------


                                    INDENTURE


                            Dated as of March 6, 2007


                            ---------------------------


                       7-1/8% Senior Notes due March 15, 2017



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


                              CROSS-REFERENCE TABLE

TIA Section                                              Indenture Section
-----------                                              -----------------
310(a)(1)................................................   6.10
   (a)(2)................................................   6.10
   (a)(3)................................................   N.A.
   (a)(4)................................................   N.A.
   (a)(5)................................................   6.08
   (b)...................................................   6.08; 6.10
   (c)...................................................   N.A.
311(a)...................................................   6.11
   (b)...................................................   6.11
   (c)...................................................   N.A.
312(a)...................................................   2.05
   (b)...................................................   9.03
   (c)...................................................   9.03
313(a)...................................................   6.06
   (b)(1)................................................   N.A.
   (b)(2)................................................   6.06
   (c)...................................................   6.06; 9.02
   (d)...................................................   6.06
314(a)...................................................   3.02; 3.03;
                                                            9.02
   (b)...................................................   N.A.
   (c)(1)................................................   9.04
   (c)(2)................................................   9.04
   (c)(3)................................................   N.A.
   (d)...................................................   N.A.
   (e)...................................................   9.05
   (f)...................................................   N.A.
315(a)...................................................   6.01(b)
   (b)...................................................   6.05; 9.02
   (c)...................................................   6.01(a)
   (d)...................................................   6.01(c)
   (e)...................................................   5.11
316(a)(last sentence)....................................   9.06
   (a)(1)(A).............................................   5.05
   (a)(1)(B).............................................   5.02; 5.04; 8.02
   (a)(2)................................................   N.A.
   (b)...................................................   5.07
317(a)(1)................................................   5.08
   (a)(2)................................................   5.09
   (b)...................................................   2.04
318(a)...................................................   9.01
---------------------------

N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.    Definitions.................................................1
SECTION 1.02.    Other Definitions...........................................8
SECTION 1.03.    Incorporation by Reference of Trust Indenture Act...........9
SECTION 1.04.    Rules of Construction.......................................9

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.    Form and Dating............................................10
SECTION 2.02.    Execution and Authentication...............................10
SECTION 2.03.    Registrar and Paying Agent.................................11
SECTION 2.04.    Paying Agent To Hold Money in Trust........................12
SECTION 2.05.    Securityholder Lists.......................................12
SECTION 2.06.    Transfer and Exchange......................................12
SECTION 2.07.    Replacement Securities.....................................13
SECTION 2.08.    Outstanding Securities.....................................13
SECTION 2.09.    Temporary Securities.......................................14
SECTION 2.10.    Cancellation...............................................14
SECTION 2.11.    Defaulted Interest.........................................14
SECTION 2.12.    Book-Entry Provisions for Global Securities................14
SECTION 2.13.    Transfer and Exchange of Securities........................16
SECTION 2.14.    Issuance of Additional Securities..........................27

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.    Notices to Trustee.........................................28
SECTION 3.02.    Selection of Securities to Be Redeemed.....................28
SECTION 3.03.    Notice of Redemption.......................................28
SECTION 3.04.    Effect of Notice of Redemption.............................29
SECTION 3.05.    Deposit of Redemption Price................................29
SECTION 3.06.    Securities Redeemed in Part................................30
SECTION 3.07.    Optional Redemption........................................30

                                                                            Page
                                                                            ----
                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01.    Payment of Securities......................................30
SECTION 4.02.    SEC Reports................................................31
SECTION 4.03.    Compliance Certificate.....................................32
SECTION 4.04.    Maintenance of Office or Agency............................32
SECTION 4.05.    Corporate Existence........................................32
SECTION 4.06.    Waiver of Stay, Extension or Usury Laws....................33
SECTION 4.07.    Transactions with Affiliates...............................33
SECTION 4.08.    Change of Control..........................................33
SECTION 4.09.    Limitation on Incurrence of Additional Indebtedness by
                    the Company and on the Incurrence of Additional Indebtedness and Issuance of Preferred Stock by Its
                    Subsidiaries............................................36
SECTION 4.10.    Limitation on Liens........................................36
SECTION 4.11.    Limitation on Sale and Lease-Back Transactions.............38
SECTION 4.12.    Limitation on Funded Debt of Material Subsidiaries.........39

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

SECTION 5.01.    When Company May Merge, etc................................39
SECTION 5.02.    Successor Person Substituted...............................40

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

SECTION 6.01.    Events of Default..........................................41
SECTION 6.02.    Acceleration...............................................42
SECTION 6.03.    Other Remedies.............................................43
SECTION 6.04.    Waiver of Past Defaults....................................43
SECTION 6.05.    Control by Majority........................................43
SECTION 6.06.    Limitation on Remedies.....................................43
SECTION 6.07.    Rights of Holders To Receive Payment.......................44
SECTION 6.08.    Collection Suit by Trustee.................................44
SECTION 6.09.    Trustee May File Proofs of Claim...........................44
SECTION 6.10.    Priorities.................................................45
SECTION 6.11.    Undertaking for Costs......................................45

                                                                            Page
                                                                            ----
                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01.    Duties of Trustee..........................................45
SECTION 7.02.    Rights of Trustee..........................................46
SECTION 7.03.    Individual Rights of Trustee...............................48
SECTION 7.04.    Trustee's Disclaimer.......................................48
SECTION 7.05.    Notice of Defaults.........................................48
SECTION 7.06.    Reports by Trustee to Holders..............................48
SECTION 7.07.    Compensation and Indemnity.................................48
SECTION 7.08.    Replacement of Trustee.....................................50
SECTION 7.09.    Successor Trustee by Merger, etc...........................50
SECTION 7.10.    Eligibility; Disqualification..............................51
SECTION 7.11.    Preferential Collection of Claims Against Company..........51

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

SECTION 8.01.    Termination of Company's Obligations.......................51
SECTION 8.02.    Application of Trust Money.................................52
SECTION 8.03.    Repayment to Company.......................................52
SECTION 8.04.    Reinstatement, Indemnity...................................53

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.    Without Consent of Holders.................................53
SECTION 9.02.    With Consent of Holders....................................54
SECTION 9.03.    Compliance with Trust Indenture Act........................55
SECTION 9.04.    Revocation and Effect of Consents..........................55
SECTION 9.05.    Notation on or Exchange of Securities......................55
SECTION 9.06.    Trustee Protected..........................................55

                                   ARTICLE TEN

                                  MISCELLANEOUS

SECTION 10.01.   Trust Indenture Act Controls...............................56
SECTION 10.02.   Notices....................................................56
SECTION 10.03.   Communication by Holders with Other Holders................57
SECTION 10.04.   Certificate and Opinion as to Conditions Precedent.........57
SECTION 10.05.   Statements Required in Certificate or Opinion..............58
SECTION 10.06.   When Treasury Securities Disregarded.......................58

                                                                            Page
                                                                            ----

SECTION 10.07.   Rules by Trustee and Agents................................58
SECTION 10.08.   Legal Holidays.............................................58
SECTION 10.09.   Governing Law..............................................58
SECTION 10.10.   No Adverse Interpretation of Other Agreements..............59
SECTION 10.11.   No Recourse Against Others.................................59
SECTION 10.12.   Successors.................................................59
SECTION 10.13.   Duplicate Originals........................................59
SECTION 10.14.   Separability...............................................59

SIGNATURES.................................................................S-1

                                                                           Page
                                                                           ----

EXHIBIT A-1 - FORM OF RESTRICTED SECURITY................................A-1-1
EXHIBIT A-2 - FORM OF UNRESTRICTED SECURITY..............................A-2-1
EXHIBIT B - FORM OF PRIVATE PLACEMENT LEGEND...............................B-1
EXHIBIT C - FORM OF GLOBAL SECURITY LEGEND.................................C-1
EXHIBIT D - FORM OF REGULATION S TEMPORARY
             GLOBAL SECURITY LEGEND........................................D-1
EXHIBIT E - FORM OF CERTIFICATE OF TRANSFER................................E-1
EXHIBIT F - FORM OF CERTIFICATE OF EXCHANGE................................F-1
EXHIBIT G - FORM OF CERTIFICATE FROM ACQUIRING
             ACCREDITED INVESTOR...........................................G-1
EXHIBIT H-1 - FORM OF OWNER SECURITIES CERTIFICATION ......................H-1
EXHIBIT H-2 - FORM OF DEPOSITARY SECURITIES CERTIFICATION .................H-2
----------------------

NOTE: This Table of Contents shall not, for any purpose, be deemed to be a part of this Indenture.

            INDENTURE dated as of March 6, 2007 between Leucadia National Corporation, a New York corporation (the "Company"), and The Bank of New York, as trustee (the "Trustee").

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's 7-1/8% Senior Notes due March 15, 2017 (the "Securities"):

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01      Definitions.

            "Accredited Investor" means an "accredited investor" as defined in Rule 501(a) promulgated under the Securities Act.

            "Acquired Indebtedness" means Indebtedness of a Person either (i) existing at the time such Person becomes a Subsidiary, (ii) assumed in connection with the acquisition of assets of such Person or (iii) any refinancing or replacement by such Person of such Indebtedness; provided that the aggregate amount of such Indebtedness then outstanding is not increased. Acquired Indebtedness shall not include (x) any such Indebtedness created in anticipation of such Person becoming a Subsidiary (other than a refinancing or replacement of Indebtedness of such Person, which original Indebtedness was not incurred in anticipation of such Person becoming a Subsidiary) or (y) any Indebtedness that is recourse to the Company or any Subsidiary or any of their respective assets, other than to such Person and its Subsidiaries and their respective assets.

            "Additional Securities" means any additional Securities having identical terms and conditions to the Securities issued pursuant to Article Two and in compliance with Section 4.09.

            "Affiliate" of the Company means (i) any Related Person and (ii) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent" means any Registrar, Paying Agent or co-registrar.

            "Attributable Debt" means, as of any particular time, the present value, discounted at a rate per annum equal to the interest rate borne by the Securities, of the rental payments (not including amounts payable by the lessee for maintenance, property taxes and insurance) due during the remaining term of any lease (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

            "Board of Directors" means the Board of Directors of the Company or any committee thereof.

            "business day" means any day on which the New York Stock Exchange is open for trading and which is not a Legal Holiday.

            "Capitalized Lease Obligations" means the discounted present value of the rental obligations of any Person under any lease of any property (whether real, personal or mixed) which, in accordance with GAAP, is required to be capitalized on the balance sheet of such Person.

            "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of capital stock, including each class of common stock and preferred stock of such Person.

            "Clearstream" means Clearstream Banking, S.A., and its successors.

            "Common Shares" means the Common Shares, par value $1.00 per share, of the Company.

            "Company" means Leucadia National Corporation, a New York corporation, until a successor replaces such Person in accordance with the terms of this Indenture, and thereafter means such successor.

            "Consolidated Debt" means, on any date, the sum of (i) total Indebtedness of the Company and its Subsidiaries, at such date, determined in accordance with GAAP on a consolidated basis, and (ii) the aggregate liquidation preference of all Preferred Stock of Subsidiaries of the Company, at such date, other than Preferred Stock to the extent held by the Company and its Subsidiaries; provided that Consolidated Debt shall not include Permitted Indebtedness.

            "Consolidated Net Worth" means, as of any date, the sum of the Capital Stock and additional paid-in capital plus retained earnings (or minus accumulated deficit) of the Company as of such date determined on a consolidated basis in accordance with GAAP.

            "Consolidated Tangible Net Worth" with respect to the Company means, as of any date, the total shareholders' equity of the Company determined in accordance with GAAP less any and all goodwill and other intangible assets reflected on the consolidated balance sheet of the Company as of such date. Deferred policy acquisition costs ("DPAC"), that portion of the value of insurance in force resulting from an acquisition and equivalent to the amount of DPAC of the acquired entity outstanding immediately prior to such acquisition and deferred taxes shall not be deemed goodwill or other intangible assets for purposes of determining Consolidated Tangible Net Worth.

            "Default" means any event which is, or after notice or passage of time would be, an Event of Default.

            "Depository" means, with respect to the Global Securities, The Depository Trust Company or another Person designated as depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

            "Euroclear" means Euroclear Bank S.A./N.V., and its successors.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the SEC thereunder.

            "Exchange Securities" means the Securities issued in exchange for an equal principal amount of Initial Securities, pursuant to the exchange offer registered under the Securities Act in accordance with the terms of the Registration Rights Agreement.

            "Funded Debt" means Indebtedness which by its terms matures at, or can be extended or renewed at the option of the obligor to, a date more than twelve months after the date of the creation of such Indebtedness, including, without limitation, revolving credit loans.

            "GAAP" or "generally accepted accounting principles" means United States generally accepted accounting principles as in effect on December 31, 1992.

            "Global Security Legend" means the legend substantially in the form set forth in Exhibit C.

            "Holder" or "Securityholder" means a Person in whose name a Security is registered on the Registrar's books.

            "Indebtedness" of any Person means (i) any liability of such Person
(a) for borrowed money, (b) evidenced by a note, debenture or similar instrument (including a Purchase Money Obligation or deferred payment obligation) given in connection with the acquisition of any property or assets (other than inventory or similar property acquired in the ordinary course of business), including securities, (c) for the payment of a Capitalized Lease Obligation of such Person or (d) with respect to the reimbursement of any letter of credit, banker's acceptance or similar credit transaction (other than trade letters of credit issued in the ordinary course of business; provided, that the failure to make prompt reimbursement of any trade letter of credit shall be deemed to be the incurrence of Indebtedness); and (ii) any guarantee by such Person of any liability of others described in clause (i) above or any obligation of such Person with respect to any liability of others described in clause (i) above.

Indebtedness shall not include deposits at the Company's banking and lending Subsidiaries.

            "Indenture" means this Indenture as amended or supplemented from time to time.

            "Independent Director" means any director of the Company who is neither (i) an executive officer or an employee of the Company or of any of its Subsidiaries or Affiliates or (ii) a Related Person.

            "Initial Purchaser" means Jefferies & Company, Inc.

            "Initial Securities" means the Securities issued on the Issue Date.

            "Investment Grade" is defined as BBB- or higher by S&P or Baa3 or higher by Moody's or the equivalent of such ratings by Moody's or S&P.

            "Issue Date" means March 6, 2007.

            "Legal Holiday" means a Saturday, a Sunday or other day on which (i) commercial banks in the City of New York are authorized or required by law or executive order to close or (ii) the New York Stock Exchange is not open for trading.

            "Lien" means any mortgage, lien, pledge, security interest, conditional sale or other title retention agreement or other security interest or encumbrance of any kind (including any agreement to give any security interest).

            "Liquidated Damages" means the liquidated damages referred to in the Registration Rights Agreement.

             "Material Subsidiary" means (i) any Subsidiary of the Company which at December 31, 1992 was a "significant subsidiary" under Regulation S-X promulgated by the SEC or any successor to such Subsidiary and (ii) any other Subsidiary of the Company; provided, that the Company's investments in and advances to such Subsidiary at the date of determination thereof, without giving effect to any write downs in such investments or advances taken within the prior 12 months, represent 20% or more of the Company's Consolidated Tangible Net Worth as of such time; provided, however, that this clause (ii) shall not include any Subsidiary if, at the time that it became a Subsidiary, the Company contemplated commencing a voluntary case or proceeding under the Bankruptcy Law with respect to such Subsidiary.

            "Moody's" means Moody's Investors Service, Inc. or any successor to its rating business.

            "Non-U.S. Person" means a Person who is not a U.S. Person.

            "Officer" means the Chairman of the Board, the President, any Vice President, the Chief Financial Officer or the Treasurer of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by an Officer and the Secretary, Assistant Secretary or Assistant Treasurer of the Company. One of the Officers giving an Officers' Certificate pursuant to
Section 4.03 shall be the principal executive, financial or accounting officer of the Company.

            "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

            "Permitted Indebtedness" means (i) any Indebtedness of the Company and its Subsidiaries outstanding on the Issue Date or any refinancing or replacement thereof; provided, that the aggregate amount of such Indebtedness is not increased, (ii) Acquired Indebtedness, (iii) Preferred Stock of Subsidiaries held by the Company or its Subsidiaries (it being understood that the sale of such Preferred Stock by the Company or such Subsidiary to any Person other than the Company or a Subsidiary of the Company or such Subsidiary no longer being a Subsidiary shall be deemed the issuance of Preferred Stock for purposes of
Section 4.09) and (iv) intercompany Indebtedness.

            "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Physical Securities" means certificated Securities in registered form.

            "Preferred Stock" of an entity means the Capital Stock of that entity which is preferred as to the payment of dividends or the distribution of assets on any voluntary or involuntary liquidation, over the shares of any other class or series of Capital Stock of said entity.

            "principal" of a debt security means the principal amount of the security plus the premium, if any, on the security.

            "Principal Property" means all property, assets or revenue of the Company and of each Material Subsidiary now owned or hereafter acquired and all shares of stock and Indebtedness of any Material Subsidiary now owned or hereafter acquired.

            "Private Exchange Securities" has the meaning set forth in the Registration Rights Agreement.

            "Private Placement Legend" means the legend substantially in the form set forth in Exhibit B.

            "Purchase Money Obligations" means Indebtedness evidenced by a note, debenture, bond or other security or investment (whether or not secured by any Lien or other security interest) issued to or assumed in favor of a vendor as all or part of the purchase price of property acquired by the Company or any Subsidiary; provided, however, that such term shall not include any account payable or any other Indebtedness incurred, created or assumed in the ordinary course of business in connection with the obtaining of material, products or services.

             "Qualified Institutional Buyer" means a "qualified institutional buyer" as defined in Rule 144A promulgated under the Securities Act.

            "Registration Rights Agreement" means the registration rights agreement dated March 6, 2007 between the Company and the Initial Purchaser relating to the Securities, as amended or supplemented from time to time.

            "Regulation S Global Security" means the Regulation S Temporary Global Security or the Regulation S Permanent Global Security, as appropriate.

            "Regulation S Permanent Global Security" means one or more permanent Regulation S Securities in registered, global form without interest coupons, issued in a denomination equal to the outstanding principal amount of the Regulation S Temporary Global Security entitled to be exchanged therefor upon expiration of the Restricted Period.

            "Regulation S Temporary Global Security" means one or more temporary Regulation S Securities in registered, global form without interest coupons, issued in denominations equal to the outstanding principal amount of Regulation S Securities initially sold.

            "Regulation S Temporary Global Security Legend" means the legend substantially in the form of Exhibit D.

            "Related Person" means any Person who directly or indirectly holds 10% or more of any class of Capital Stock of the Company as determined pursuant to Rule 13d-3 under the Exchange Act.

            "Restricted Global Security" means a Global Security that is a Restricted Security.

            "Restricted Period" means the 40-day "distribution compliance period" as defined in Regulation S under the Securities Act beginning on the Issue Date.

            "Restricted Physical Security" means a Physical Security that is a Restricted Security.

            "Restricted Security" means a Security that is a "restricted security" as defined in Rule 144(a)(3) promulgated under the Securities Act; provided that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Security is a Restricted Security.

            "Sale and Lease-Back Transaction" means an arrangement with any Person providing for the leasing by the Company or any Subsidiary of any property, title to which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person; provided, however, that the term "Sale and Lease-Back Transaction" shall not include any arrangement with the United States of America, any of its territories or possessions, or any State thereof, or any department, agency, instrumentality or political subdivision of any thereof.

            "S&P" means Standard & Poor's Ratings Group, Inc. or any successor to its rating business.

            "SEC" means the Securities and Exchange Commission.

            "Securities" means the securities, as amended or supplemented from time to time, that are issued and outstanding under this Indenture, treated as a single class of securities, including the Initial Securities, Exchange Securities and Additional Securities, if any.

            "Securities Act" mean the Securities Act of 1933, as amended.

            "Subsidiary" means a corporation or business trust a majority of whose Voting Stock is owned by the Company or a Subsidiary.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the Issue Date; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

            "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the terms of this Indenture and thereafter means the successor.

            "Trust Officer" means any officer or assistant officer within the corporate trust department of the Trustee with direct responsibilities for the administration of this Indenture.

            "United States" means the United States of America.

            "Unrestricted Global Security" means a Global Security that is not a Restricted Security.

            "Unrestricted Physical Security" means a Physical Security that is not a Restricted Security.

            "Unrestricted Security" means a Security that is not a Restricted Security.

            "U.S. Person" means a "U.S. person" as defined in Rule 902(k) promulgated under the Securities Act.

            "Voting Stock" with respect to any Person, means Capital Stock of such Person having general voting power under ordinary circumstances to elect directors to the board of directors of such Person, but shall not include any Capital Stock that has or would have such voting power solely by reason of the happening of any contingency.

            "Wholly-Owned Subsidiary" means any Subsidiary in which the Company or a Subsidiary owns all of the Capital Stock, other than directors' qualifying shares.

SECTION 1.02      Other Definitions.

                                                              Defined
Term                                                         in Section
----                                                         ----------
"Agent Members"..........................................       2.12
"Bankruptcy Law".........................................       6.01
"Change of Control"......................................       4.08
"Change of Control Notice"...............................       4.08
"Change of Control Payment Date".........................       4.08
"Custodian"..............................................       6.01
"Depositary Securities Certification"....................       2.13
"Disposition"............................................       4.08
"Event of Default".......................................       6.01
"Global Securities"......................................       2.12
"Owner Securities Certification".........................       2.13
"Paying Agent"...........................................       2.03
"Recipient"..............................................       4.08
"Registrar"..............................................       2.03
"Regulation S Securities"................................       2.01
"Rule 144A Global Security"..............................       2.12
"Rule 144A Securities"...................................       2.01
"Rule 501 Global Security"...............................       2.12
"Rule 501 Securities"....................................       2.01
"U.S. Government Obligations"............................       8.01

SECTION 1.03      Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms, if used in this Indenture, have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company or any other obligor thereon.

            All other TIA terms used in this indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them therein.

SECTION 1.04      Rules of Construction.

            Unless the context otherwise requires:

            (1)   a term has the meaning assigned to it;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles;

            (3)   "or" is not exclusive;

            (4) words in the singular include the plural, and words in the plural include the singular;

            (5) any gender used in this Indenture shall be deemed to include the neuter, masculine or feminine genders;

            (6)   provisions apply to successive events and transactions; and

            (7) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01      Form and Dating.

            The Securities and the certificate of authentication shall be substantially in the form of Exhibit A-1 (in the case of the Restricted Securities) and Exhibit A-2 (in the case of Unrestricted Securities). The provisions of Exhibit A-1 and Exhibit A-2 are part of this Indenture. The Securities may have notations, legends and endorsements required by law, stock exchange rule or usage. Without limiting the generality of the foregoing, Securities offered and sold in reliance on Rule 144A under the Securities Act ("Rule 144A Securities"), Securities offered and sold to Accredited Investors ("Rule 501 Securities"), Securities offered and sold in offshore transactions in reliance on Regulation S under the Securities Act ("Regulation S Securities") and all other Restricted Securities shall bear the Private Placement Legend. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Each Security shall be dated the date of its authentication.

SECTION 2.02      Execution and Authentication.

            One Officer and the Secretary or an Assistant Secretary of the Company shall sign the Securities for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall be valid nevertheless.

            A Security shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            The Trustee or an authenticating agent shall authenticate (i) Initial Securities for original issue in the aggregate principal amount not to exceed $500,000,000, (ii) Private Exchange Securities from time to time only in exchange for a like principal amount of Initial Securities, (iii) Unrestricted Securities from time to time only in exchange for a like principal amount of Initial Securities or Private Exchange Securities then outstanding and (iv) Additional Securities as provided in Section 2.14, in each case upon a written order of the Company in the form of an Officers' Certificate. Each such written order shall specify the principal amount of Securities to be authenticated and the date on which the Securities are to be authenticated, whether the Securities are to be Initial Securities, Private Exchange Securities or Unrestricted Securities and whether the Securities are to be issued as Certificated Securities or Global Securities or such other information as the Trustee may reasonably request.

            In the event that the Company shall issue and the Trustee shall authenticate any Securities issued under this Indenture subsequent to the Issue Date pursuant to clauses (ii), (iii) and (iv) of the first sentence of the immediately preceding paragraph, the Company shall use its reasonable efforts to obtain the same "CUSIP" number for such Securities as is printed on the Securities outstanding at such time; provided, however, that if any series of Securities issued under this Indenture subsequent to the Issue Date is determined, to be a different class of security than the Securities outstanding at such time for federal income tax purposes, the Company may obtain a "CUSIP" number for such Securities that is different than the "CUSIP" number printed on the Securities then outstanding. Notwithstanding the foregoing, all Securities issued under this Indenture shall vote and consent together on all matters as one class and no series of Securities will have the right to vote or consent as a separate class on any matter.

            The Trustee may appoint an authenticating agent to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so except on original issuance. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or its Affiliates.

            The Securities shall be issuable only in registered form without coupons and only in denominations of $2,000 and any integral multiple thereof.

SECTION 2.03      Registrar and Paying Agent.

            The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agency agreement shall provide for reasonable compensation for such services. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent and shall furnish the Trustee with an executed counterpart of any such agency agreement. If the Company fails to maintain or act as Registrar or Paying Agent, the Trustee shall act as such and shall be duly compensated therefor.

            The Registrar or a co-registrar and a Paying Agent shall be maintained by the Company in the Borough of Manhattan, The City of New York. The Company initially designates the Trustee as the Registrar and Paying Agent.

SECTION 2.04      Paying Agent To Hold Money in Trust.

            At or prior to 10:00 A.M., New York City time, on each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent immediately available funds sufficient to pay such principal and interest becoming due. The Company shall require each Paying Agent other than the Trustee to enter into an agreement whereby it shall agree to hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal or interest on the Securities, and to notify the Trustee of any Default by the Company in making any such payment. While any such Default continues, the Trustee may require the Paying Agent to pay all money held by it to the Trustee. Except as provided in the immediately preceding sentence, the Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so, such Paying Agent (other than the Company or a Subsidiary) shall have no further liability for the money. If the Company acts as Paying Agent, it shall segregate and hold as separate trust funds all money held by it as Paying Agent.

SECTION 2.05      Securityholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the name and addresses of Securityholders and shall otherwise comply with TIA ss. 312(a). If the Trustee is not the Registrar, the Company shall furnish or cause to be furnished to the Trustee on or before each semiannual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders, and the Company shall otherwise comply with TIA ss. 312(a).

SECTION 2.06      Transfer and Exchange.

            Subject to Sections 2.12 and 2.13, when a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of the Registrar are met. Subject to Sections 2.12 and 2.13, when Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the requirements of the Registrar are met. The Company shall cooperate with the Registrar in meeting its requirements. To permit registrations of transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Company or the Trustee may charge a reasonable fee for any registration of transfer or exchange and may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, but not for any exchange pursuant to Sections 2.09, 4.08 or 9.05.

SECTION 2.07      Replacement Securities.

            If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of the Trustee are met. An indemnity bond may be required by the Trustee or the Company that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced. The Company or the Trustee may charge for its expenses in replacing a Security.

      In case any such mutilated, destroyed, lost or wrongfully taken Security has become or is about to become due and payable, or is about to be purchased by the Company pursuant to Section 4.08 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.

            Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or wrongfully taken Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or wrongfully taken Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

            The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or wrongfully taken Securities.


SECTION 2.08      Outstanding Securities.

            Securities outstanding at any time are all Securities authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 10.06, a Security does not cease to be outstanding because the Company or one of its Subsidiaries or Affiliates holds the Security.

            If a Security is replaced or paid pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced or paid Security is held by a protected purchaser.

            If any Paying Agent (other than the Company or a Subsidiary) holds on a redempton date or the maturity date of the Securities money received by the Paying Agent pursuant to this Indenture and sufficient to pay the principal and interest on Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

SECTION 2.09      Temporary Securities.

            Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities in exchange for temporary Securities surrendered to it.

SECTION 2.10      Cancellation.

            The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel all Securities surrendered for registration of transfer, exchange, payment or cancellation and shall dispose of cancelled Securities in accordance with its customary procedures unless the Company directs in writing their return to the Company. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation.

SECTION 2.11      Defaulted Interest.

            If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus any interest payable on the defaulted interest to the Persons who are Securityholders on a subsequent special record date. The Company shall fix the record date and payment date. At least 10 days before the record date, the Company shall mail to each Securityholder a notice that states the record date, the payment date, and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner.

SECTION 2.12      Book-Entry Provisions for Global Securities.

            (a) Rule 144A Securities initially shall be represented by one or more Securities in registered, global form without interest coupons (collectively, the "Rule 144A Global Security"). Rule 501 Securities initially shall be represented by one or more Securities in registered, global form without interest coupons (collectively, the "Rule 501 Global Security"). Regulation S Securities initially shall be represented by the Regulation S Temporary Global Security. After the termination of the Restricted Period, interests in the Regulation S Temporary Global Security will be exchangeable for corresponding interests in the Regulation S Permanent Global Security in accordance with Section 2.13(b)(vi) hereof. Simultaneously with the authentication of Regulation S Permanent Global Security, the Trustee shall cancel the Regulation S Temporary Global Security.

            The term "Global Securities" means the Rule 144A Global Security, the Rule 501 Global Security, the Regulation S Global Security and any Exchange Securities issued in global form. All Global Securities shall bear the Global

Security Legend. The Global Securities initially shall (i) be registered in the name of the Depository or the nominee of the Depository, in each case for credit to an account of an Agent Member (and in the case of the Regulation S Temporary Global Security, for credit to the accounts of the Agent Member then acting for Euroclear or Clearstream, as the case may be, for credit to the respective accounts of owners of beneficial interests in such Security in accordance with the rules thereof), (ii) be delivered to the Trustee as custodian for the Depository and (iii) bear the Private Placement Legend. The Regulation S Temporary Global Security shall also bear the Regulation S Temporary Global Security Legend.

            Members of, or direct or indirect participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or under the Global Securities. The Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the Global Securities for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

            (b) Transfers of Global Securities shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Securities may be transferred or exchanged for Physical Securities only in accordance with the applicable rules and procedures of the Depository and the provisions of Section
2.13. In addition, a Global Security shall be exchangeable for Physical Securities only if (i) the Depository (x) notifies the Company that it is unwilling or unable to continue as depository for such Global Security or (y) has ceased to be a clearing agency registered under the Exchange Act, and in either case the Company fails to appoint a successor depositary within 90 days of such notice or of the Company's becoming aware of such cessation, (ii) the Company, at its option and subject to the procedures of the Depository, notifies the Trustee in writing that it is electing to issue Physical Securities or (iii) there shall have occurred and be continuing an Event of Default with respect to such Global Security. In all cases, Physical Securities delivered in exchange for any Global Security or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository in accordance with its customary procedures. Neither the Company nor the Trustee shall be liable for any delay by the Depository in providing such registration information and the Company and the Trustee may conclusively rely on instructions from the Depository as to such registration information. In the event that a Physical Security is to be authenticated pursuant to this clause (b), the Company will promptly make available to the Trustee, a reasonable supply of Physical Securities in definitive, fully registered form, without interest coupons, unless such a supply has previously been made available to the Trustee.

            (c) In connection with the transfer of a Global Security as an entirety to beneficial owners pursuant to subsection (b) of this Section 2.12, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Physical Securities of authorized denominations.

            (d) Any Restricted Physical Security delivered in exchange for an interest in a Global Security pursuant to Section 2.13 shall, except as otherwise provided in Section 2.13, bear the Private Placement Legend.

            (e) Notwithstanding the foregoing, until the termination of the Restricted Period, a beneficial interest in the Regulation S Temporary Global Security may be held only through Euroclear or Clearstream unless delivery is made in accordance with the applicable provisions of Section 2.13.

            (f) The Holder of any Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities. None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

SECTION 2.13      Transfer and Exchange of Securities.

            (a) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except as set forth in Section 2.12(b). Global Securities shall not be exchanged by the Company for Physical Securities except under the circumstances described in Section 2.12(b). Global Securities may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and
2.09. Beneficial interests in a Global Security may be transferred and exchanged as provided in Section 2.13(b), 2.13(f) or 2.13(h) below.

            (b) Transfer and Exchange of Beneficial Interests in Global Securities. The transfer and exchange of beneficial interests in the Global Securities shall be effected through the Depository, in accordance with the provisions of this Indenture and the applicable rules and procedures of the Depository. Transfers and exchanges of beneficial interests in the same Restricted Global Security shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Beneficial interests in Global Securities shall be transferred or exchanged only for beneficial interests in Global Securities, except as provided in
Section 2.12(b). Transfers and exchanges of beneficial interests in the Global Securities also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

      (i) Transfer of Beneficial Interests in the Same Global Security. Beneficial interests in any Restricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Security in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of the Restricted Period, transfers of beneficial interests in the Regulation S Temporary Global Security may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchaser). A beneficial interest in an Unrestricted Global Security may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.13(b)(i).

      (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Securities. In connection with all transfers and exchanges of beneficial interests in any Global Security that are not subject to Section 2.13(b)(i), the transferor of such beneficial interest must deliver to the Registrar (1) a written order from an Agent Member given to the Depository in accordance with the applicable rules and procedures of the Depository directing the Depository to credit or cause to be credited a beneficial interest in another Global Security in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the applicable rules and procedures of the Depository containing information regarding the Agent Member account to be credited with such increase. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Securities contained in this Indenture and the Securities or otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Security or Global Securities pursuant to Section 2.13(f).

      (iii) Transfer of Beneficial Interests to Another Restricted Global Security. A beneficial interest in a Restricted Global Security may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Security if the transfer complies with the requirements of Section 2.13(b)(ii) above and the Registrar receives the following:

            (A) if the transferee will take delivery in the form of a beneficial interest in a Rule 144A Global Security, then the transferor must deliver a certificate in the form of Exhibit E, including the certifications in item (1) thereof;

            (B) if the transferee will take delivery in the form of a beneficial interest in a Rule 501 Global Security, then the transferor must deliver a certificate in the form of Exhibit E, including the certifications, certificates and Opinion of Counsel required by item
      (3)(d) thereof, if applicable; and

            (C) if the transferee will take delivery in the form of a beneficial interest in a Regulation S Global Security, then the transferor must deliver a certificate in the form of Exhibit E, including the certifications in item (2) thereof.

      (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Security for Beneficial Interests in an Unrestricted Global Security. A beneficial interest in a Restricted Global Security may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Security or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security if the exchange or transfer complies with the requirements of Section 2.13(b)(ii) above and:

            (A) such exchange or transfer is effected pursuant to the exchange offer registered under the Securities Act in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable letter of transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an "affiliate" (as defined in Rule 144) of the Company;

            (B) such transfer is effected pursuant to the shelf registration statement in accordance with the Registration Rights Agreement;

            (C) such transfer is effected by a broker-dealer pursuant to the shelf registration statement in accordance with the Registration Rights Agreement; or

            (D)   the Registrar receives the following:

                  (1) if the Holder of such beneficial interest in a Restricted Global Security proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Exhibit F, including the certifications in item (1)(a) thereof; or

                  (2) if the Holder of such beneficial interest in a Restricted Global Security proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Exhibit E, including the certifications in item (4) thereof, and, in each such case set forth in this subparagraph (D), if the Company so requests or if the applicable rules and procedures of the Depositary, so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

If any such transfer or exchange is effected pursuant to this subparagraph (iv) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an written order of the Company in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of beneficial interests transferred or exchanged pursuant to this subparagraph (iv).

      (v) Transfer and Exchange of Beneficial Interests in an Unrestricted Global Security for Beneficial Interests in a Restricted Global Security. Beneficial interests in an Unrestricted Global Security cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

      (vi) Transfer and Exchange of Beneficial Interests in a Regulation S Temporary Global Security for a Beneficial Interest in a Regulation S Permanent Global Security. Beneficial interests in a Regulation S Temporary Global Security may be exchanged for interests in a Regulation S Permanent Global Security only after the termination of the Restricted Period with respect to such Securities after delivery by a beneficial owner of an interest therein to Euroclear or Clearstream, as the case may be, of a written certification (an "Owner Securities Certification") substantially in the form of Exhibit H-1 hereto, and upon delivery by Euroclear or Clearstream, as the case may be, to the Registrar of a written certification or certifications (each, a "Depositary Securities Certification") substantially in the form of Exhibit H-2 hereto, to be dated no earlier than the first day after the termination of the Restricted Period. The delivery by such holder of a beneficial interest in such Regulation S Temporary Global Security of such certification shall constitute an irrevocable instruction by such holder to Euroclear or Clearstream, as the case may be, to exchange such holder's beneficial interest in the Regulation S Temporary Global Security for a beneficial interest in the Regulation S Permanent Global Security after the expiration of the Restricted Period in accordance with the immediately following paragraph:

      Upon:

     (A)  the expiration of the Restricted Period,

     (B) receipt by Euroclear or Clearstream, as the case may be, and the Registrar of the certifications described in the preceding paragraph,

     (C)  receipt by the Depository of:

                              (x) written instructions given in accordance with
                        the rules and procedures of the Depository from an Agent Member directing the Depository to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Permanent Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Temporary Global Security for which the necessary certificates have been delivered, and

                              (y) a written order given in accordance with the
                        rules and procedures of the Depository applicable to the transfer of a Regulation S Temporary Global Security, Euroclear and Clearstream, in each case to the extent relevant to such transfer and as in effect from time to time, containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the Agent Member to be debited for, such beneficial interest, and

            (D) receipt by the Registrar of notification from the Depository of the transactions described in (C) above, the Registrar, shall instruct the Depository to reduce the principal amount of the Regulation S Temporary Global Security and to increase the principal amount of the Regulation S Permanent Global Security, by the principal amount of the beneficial interest in such Regulation S Temporary Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Permanent Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Temporary Global Security was reduced upon such transfer. The aggregate principal amount of the Regulation S Temporary Global Security and the Regulation S Permanent Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as hereinafter provided.

            (c) Transfer and Exchange of Beneficial Interests in Global Securities for Physical Securities. A beneficial interest in a Global Security may not be exchanged for a Physical Security except under the circumstances described in Section 2.12(b). A beneficial interest in a Global Security may not be transferred to a Person who takes delivery thereof in the form of a Physical Security except under the circumstances described in Section 2.12(b).

            (d) Transfer and Exchange of Physical Securities for Beneficial Interests in Global Securities. Physical Securities may be transferred or exchanged for beneficial interests in Global Securities if the transfer or exchange complies with either subparagraph (i), (ii) or (iii) below, as applicable:

      (i) Restricted Physical Securities to Beneficial Interests in Restricted Global Securities. If any Holder of a Restricted Physical Security proposes to exchange such Restricted Physical Security for a beneficial interest in a Restricted Global Security or to transfer such Restricted Physical Security to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Security, then, upon receipt by the Registrar of the following documentation:

            (A) if the Holder of such Restricted Physical Security proposes to exchange such Restricted Physical Security for a beneficial interest in a Restricted Global Security, a certificate from such Holder in the form of Exhibit F, including the certifications in item (2)(a) thereof;

            (B) if such Restricted Physical Security is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit E, including the certifications in item (1) thereof;

            (C) if such Restricted Physical Security is being transferred to a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit E, including the certifications in item (2) thereof;

            (D) if such Restricted Physical Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit E, including the certifications in item (3)(a) thereof;

            (E) if such Restricted Physical Security is being transferred to an Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit E, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; or

            (F) if such Restricted Physical Security is being transferred to the Company or a Subsidiary thereof, a certificate to the effect set forth in Exhibit E, including the certifications in item (3)(b) thereof, the Trustee shall cancel the Restricted Physical Security, and increase or cause to be increased the aggregate principal amount of the appropriate Restricted Global Security.

      (ii) Restricted Physical Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of a Restricted Physical Security may exchange such Restricted Physical Security for a beneficial interest in an

Unrestricted Global Security or transfer such Restricted Physical Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security only if:

            (A) such exchange or transfer is effected pursuant to the exchange offer registered under the Securities Act in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable letter of transmittal that it is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an "affiliate" (as defined in Rule 144) of the Company;

            (B) such transfer is effected pursuant to the shelf registration statement in accordance with the Registration Rights Agreement;

            (C) such transfer is effected by a broker-dealer pursuant to the shelf registration statement in accordance with the Registration Rights Agreement; or

            (D)   the Registrar receives the following:

                  (1) if the Holder of such Restricted Physical Security proposes to exchange such Restricted Physical Security for a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Exhibit F, including the certifications in item (1)(b) thereof; or

                  (2) if the Holder of such Restricted Physical Securities proposes to transfer such Restricted Physical Security to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Security, a certificate from such Holder in the form of Exhibit E, including the certifications in item (4) thereof, and, in each such case set forth in this subparagraph (D), if the Company so requests or if the applicable rules and procedures of the Depositary, so require, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

Upon satisfaction of the conditions of this subparagraph (ii), the Trustee shall cancel the Restricted Physical Security and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security. If any such transfer or exchange is effected pursuant to this subparagraph (ii) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of an written order of the Company in accordance with
Section 2.02, the Trustee shall
authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of Restricted Physical Securities transferred or exchanged pursuant to this subparagraph (ii).

            (iii) Unrestricted Physical Securities to Beneficial Interests in Unrestricted Global Securities. A Holder of an Unrestricted Physical Security may exchange such Unrestricted Physical Security for a beneficial interest in an Unrestricted Global Security or transfer such Unrestricted Physical Security to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Security at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Physical Security and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Securities. If any such transfer or exchange is effected pursuant to this subparagraph (iii) at a time when an Unrestricted Global Security has not yet been issued, the Company shall issue and, upon receipt of a written order of the Company in accordance with Section 2.02, the Trustee shall authenticate one or more Unrestricted Global Securities in an aggregate principal amount equal to the aggregate principal amount of Unrestricted Physical Securities transferred or exchanged pursuant to this subparagraph (iii).

            (iv) Unrestricted Physical Securities to Beneficial Interests in Restricted Global Securities. An Unrestricted Physical Security cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a beneficial interest in a Restricted Global Security.

            (e) Transfer and Exchange of Physical Securities for Physical Securities. Upon request by a Holder of Physical Securities and such Holder's compliance with the provisions of this Section 2.13(e), the Registrar shall register the transfer or exchange of Physical Securities. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Physical Securities duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by its attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 2.13(e).

            (i) Restricted Physical Securities to Restricted Physical Securities. A Restricted Physical Security may be transferred to and registered in the name of a Person who takes delivery thereof in the form of a Restricted Physical Security if the Registrar receives the following:

                  (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit E, including the certifications in item (1) thereof;

                  (B) if the transfer will be made pursuant to Rule 903 or Rule 904 under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit E, including the certifications in item (2) thereof;

                  (C) if the transfer will be made pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit E, including the certifications in item (3)(a) thereof;

                  (D) if the transfer will be made to an Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (A) through (C) above, a certificate to the effect set forth in Exhibit E, including the certifications, certificates and Opinion of Counsel required by item (3)(d) thereof, if applicable; and

                  (E) if such transfer will be made to the Company or a Subsidiary thereof, a certificate to the effect set forth in Exhibit E, including the certifications in item (3)(b) thereof.

            (ii) Restricted Physical Securities to Unrestricted Physical Securities. Any Restricted Physical Security may be exchanged by the Holder thereof for an Unrestricted Physical Security or transferred to a Person who takes delivery thereof in the form of an Unrestricted Physical Security if:

                  (A) such exchange or transfer is effected pursuant to the exchange offer registered under the Securities Act in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, certifies in the applicable letter of transmittal that it is not (1) a broker-dealer,
            (2) a Person participating in the distribution of the Exchange Securities or (3) a Person who is an "affiliate" (as defined in Rule
            144) of the Company;

                  (B) such transfer is effected pursuant to the shelf registration statement in accordance with the Registration Rights Agreement;

                  (C) such transfer is effected by a broker-dealer pursuant to the shelf registration statement in accordance with the Registration Rights Agreement; or

                  (D)   the Registrar receives the following:

                        (1) if the Holder of such Restricted Physical Security proposes to exchange such Restricted Physical Security for an Unrestricted Physical Security, a certificate from such Holder in the form of Exhibit F, including the certifications in item
                  (1)(c) thereof; or

                        (2) if the Holder of such Restricted Physical Security proposes to transfer such Securities to a Person who shall take delivery thereof in the form of an Unrestricted Physical Security, a certificate from such Holder in the form of Exhibit E, including the certifications in item (4) thereof, and, in each such case set forth in this subparagraph (D), if the Company so requests, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

            (iii) Unrestricted Physical Securities to Unrestricted Physical Securities. A Holder of an Unrestricted Physical Security may transfer such Unrestricted Physical Securities to a Person who takes delivery thereof in the form of an Unrestricted Physical Security at any time. Upon receipt of a request to register such a transfer, the Registrar shall register the Unrestricted Physical Securities pursuant to the instructions from the Holder thereof.

            (iv) Unrestricted Physical Securities to Restricted Physical Securities. An Unrestricted Physical Security cannot be exchanged for, or transferred to a Person who takes delivery thereof in the form of, a Restricted Physical Security.

            (f) Cancellation and/or Adjustment of Global Securities. At such time as all beneficial interests in a particular Global Security have been exchanged for Physical Securities or a particular Global Security has been redeemed, repurchased or canceled in whole and not in part, each such Global Security shall be returned to or retained and canceled by the Trustee in accordance with Section 2.10. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security or for Physical Securities, the principal amount of Securities represented by such Global Security shall be reduced accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Security, such other Global Security shall be increased accordingly and an endorsement shall be made on such Global Security by the Trustee or by the Depository at the direction of the Trustee to reflect such increase.

            (g) Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the registration of transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (ii) such Security has been sold pursuant to an effective registration statement under the Securities Act and the Registrar has received an Officers' Certificate from the Company to such effect.

            (h) Exchange Offer. Upon the occurrence of the exchange offer registered under the Securities Act in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of a written order of the Company in accordance with Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Securities that are (A) tendered for acceptance by Persons that certify in the applicable letter(s) of transmittal that (1) they are not broker-dealers, (2) they are not participating in a distribution of the Exchange Securities and (3) they are not "affiliates" (as defined in Rule 144 under the Securities Act) of the Company and (B) accepted for exchange in such exchange offer and (ii) Unrestricted Physical Securities in an aggregate principal amount equal to the principal amount of the Restricted Physical Securities that are (A) tendered for acceptance by Persons that certify in the applicable letter(s) of transmittal that (1) they are not broker-dealers, (2) they are not participating in a distribution of the Exchange Securities and (3) they are not "affiliates" (as defined in Rule 144 under the Securities Act) of the Company and (B) accepted for exchange in such exchange offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Securities to be reduced accordingly, and the Company shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Physical Securities so tendered and accepted Physical Securities in the appropriate principal amount.

            (i) General. All Global Securities and Physical Securities issued upon any registration of transfer or exchange of Global Securities or Physical Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Securities or Physical Securities surrendered upon such registration of transfer or exchange.

            (j) The Trustee and the Registrar shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            The Registrar shall retain for a period of two years copies of all letters, notices and other written communications received pursuant to Section
2.12 or this Section 2.13. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable notice to the Registrar.

SECTION 2.14.     Issuance of Additional Securities.

            The Company shall be entitled to issue Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date, other than with respect to the date of issuance, issue price, and amount of interest payable on the first payment date applicable thereto (and, if such Additional Securities shall be issued in the form of Exchange Securities, other than with respect to transfer restrictions and the right to Liquidated Damages, if any); provided that such issuance is not prohibited by
Section 4.09. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

            With respect to any Additional Securities, the Company shall set forth in a resolution of its Board of Directors and in a Company Request, a copy of each of which shall be delivered to the Trustee, the following information:

            (1) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

            (2) the issue price, the issue date and the CUSIP number of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended;

            (3) whether such Additional Securities shall be Securities bearing the Private Placement Legend and issued in the form of Initial Securities or shall be Unrestricted Securities issued in the form of Exchange Securities; and

            (4) any and all other terms of issuance with respect to such Additional Securities, including any terms which the Board of Directors deems appropriate.

                                 ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.     Notices to Trustee.

            If the Company elects to redeem Securities pursuant to the optional redemption provisions of Section 3.07 hereof, it shall furnish to the Trustee, at least 45 days (unless a shorter notice shall be agreed to by the Trustee) but not more than 60 days before a redemption date, an Officers' Certificate complying with the applicable provisions of Section 10.05 setting forth (i) the redemption date, (ii) the principal amount of Securities to be redeemed and
(iii) the redemption price.

SECTION 3.02.     Selection of Securities to Be Redeemed.

            If less than all of the Securities are to be redeemed at any time, the Trustee shall select the Securities to be redeemed among the Holders of the Securities on a pro rata basis, by lot or in accordance with any other method the Trustee considers fair and appropriate. In the event of partial redemption, the particular Securities to be redeemed shall be selected, unless otherwise provided herein, not less than 30 nor more than 60 days prior to the redemption date by the Trustee from the outstanding Securities not previously called for redemption.

            The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Security selected for partial redemption, the principal amount thereof to be redeemed. Securities and portions of Securities selected shall be in amounts of $2,000 or whole multiples of $2,000; except that if all of the Securities of a Holder are to be redeemed, the entire outstanding amount of Securities held by such Holder, even if not a multiple of $2,000, shall be redeemed. Except as provided in the preceding sentence, provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

SECTION 3.03.     Notice of Redemption.

            At least 30 days but not more than 60 days before a redemption date, the Company shall mail or cause to be mailed, by first class mail, a notice of redemption to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with a satisfaction or discharge of this Indenture.

            The notice shall identify the Securities to be redeemed and shall state:

            (a)   the redemption date;

            (b)   the redemption price;

            (c) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the redemption date upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion shall be issued upon cancellation of the original Security;

            (d)   the name and address of the Paying Agent;

            (e) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (f) that, unless the Company defaults in making such redemption payment, interest on Securities called for redemption ceases to accrue on and after the redemption date; and

            (g) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall have delivered to the Trustee, at least 45 days, or such shorter period allowed by the Trustee, prior to the redemption date, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in this Section 3.03.

SECTION 3.04.     Effect of Notice of Redemption.

            Once notice of redemption is mailed in accordance with Section 3.03 hereof, Securities called for redemption become irrevocably due and payable on the redemption date at the redemption price. A notice of redemption may not be conditional.

SECTION 3.05.     Deposit of Redemption Price.

            On or before 10:00 a.m. on any redemption date, the Company shall deposit with the Trustee or with the Paying Agent money sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

            If the Company complies with the provisions of the preceding paragraph, on and after the redemption date, interest shall cease to accrue on the Securities or the portions of Securities called for redemption. If a Security is redeemed on or after an interest record date but on or prior to the related Interest Payment Date, then any accrued and unpaid interest shall be paid to the Person in whose name such Security was registered at the close of business on such record date. If any Security called for redemption shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall be paid on the unpaid principal from the redemption date until such principal is paid, and to the extent lawful on any interest not paid on such unpaid principal, in each case at the rate provided in the Securities and in Section 4.01 hereof.

SECTION 3.06.     Securities Redeemed in Part.

            Upon surrender of a Security that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

SECTION 3.07.     Optional Redemption.

            (a) The Securities will not be redeemable at the option of the Company prior to March 15, 2012. Starting on March 15, 2012, the Company may redeem all or a portion of the Securities upon giving the required notice under this Indenture. The Securities may be redeemed at the redemption prices (expressed in percentages of principal amount on the redemption date) set forth below, plus accrued and unpaid interest to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on March 15 of the years set forth below:

           PERIOD                                       REDEMPTION
           ------                                       ----------
                                                          PRICE
                                                          -----
           2012....................................      103.563%
           2013....................................      102.375%
           2014....................................      101.188%
           2015 and thereafter.....................      100.000%

            (b) Any redemption pursuant to this Section 3.07 shall be made pursuant to the provisions of Sections 3.01 through 3.06 hereof.


                                  ARTICLE FOUR

                                    COVENANTS

SECTION 4.01.     Payment of Securities.

            The Company shall pay the principal of and interest, if any, on the Securities on the dates and in the manner provided in the Securities. An installment of principal or interest shall be considered paid on the date it is due if the Trustee or Paying Agent holds such installment in immediately available funds at 9:00 A.M., New York City time, on the date such installment is due. Principal and interest on Global Securities shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole Holder of the Securities represented thereby. The Company shall pay Liquidated Damages, if any, in the same manner on the same interest payment dates or other dates on which accrued interest is due, all as set forth in the Securities, to the same Persons entitled to ordinary interest and on the terms and conditions, and in the amounts set forth in the Registration Rights Agreement. The Company shall promptly notify the Trustee of the occurrence of an Event under the Registration Rights Agreement requiring the payment of Liquidated Damages, of the termination of any such Event and of the amount of Liquidated Damages due on any interest payment date or other date on which accrued interest is due and the accrual dates thereof.

            The Company shall pay interest on overdue principal at the rate borne by the Securities; it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

SECTION 4.02.     SEC Reports.

            (a) The Company shall file with the Trustee within 15 days after it files them with the SEC copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of such Section 13 or 15(d) of the Exchange Act, the Company shall continue to file with the Trustee on the same timely basis such reports, information and other documents as it would file if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA ss. 314(a).

            (b) So long as any of the Securities remain outstanding, the Company shall cause each annual, quarterly and other financial report mailed or otherwise furnished by it generally to stockholders to be filed with the Trustee and mailed to the Holders at their addresses appearing in the register of Securities maintained by the Registrar, in each case at the time of such mailing or furnishing to stockholders. If the Company is not required to furnish annual or quarterly reports to its stockholders pursuant to the Exchange Act, the Company shall cause its financial statements, including any notes thereto and, with respect to annual reports, an auditors' report by an accounting firm of established national reputation and a "Management's Discussion and Analysis of Financial Condition and Results of Operations," comparable to that which would have been required to appear in annual or quarterly reports filed under Section 13 or 15(d) of the Exchange Act, to be so filed with the Trustee within 120 days after the end of each of the Company's fiscal years and within 60 days after the end of each of the first three quarters of each such fiscal year and, after the date such reports are so required to be filed with the Trustee, to be furnished to any Holder upon such Holder's request.

            (c) The Company shall provide the Trustee with a sufficient number of copies of all reports and other documents and information that the Trustee may be required to deliver to Securityholders under this Section 4.02. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

SECTION 4.03.     Compliance Certificate.

            The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (which as of the Issue Date is December
31) an Officers' Certificate stating whether or not the signers know of any Default or Event of Default. If they do know of such a Default or Event of Default, the certificate shall describe the Default or Event of Default and efforts to remedy the same. The Company shall notify the Trustee within 10 days following the occurrence thereof of any acceleration which is an Event of Default within the meaning of Section 6.01(4).

SECTION 4.04.     Maintenance of Office or Agency.

            The Company will maintain in the Borough of Manhattan, The City of New York, an office or agency where Securities may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.02.

            The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 4.05.     Corporate Existence.

            Subject to Article Four, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate, partnership or other existence of each Material Subsidiary in accordance with the respective organizational documents of each Material Subsidiary and the rights (charter and statutory) and material franchises of the Company and the Material Subsidiaries; provided that the Company shall not be required to preserve any such right or franchise, or the corporate existence of any Material Subsidiary, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

SECTION 4.06.     Waiver of Stay, Extension or Usury Laws.

            The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 4.07.     Transactions with Affiliates.

            The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, enter into any transaction or series of related transactions with any Affiliate (other than with the Company or a Wholly-Owned Subsidiary), including, without limitation, any loan, advance or investment or any purchase, sale, lease or exchange of property or the rendering of any service, unless such transaction or series of transactions is in good faith and at arm's length and on terms which are at least as favorable as those available in a comparable transaction from an unrelated Person. Any such transaction that involves in excess of $10,000,000 shall be approved by a majority of the Independent Directors on the Board of Directors of the Company; or, in the event that at the time of any such transaction or series of related transactions there are no Independent Directors serving on the Board of Directors of the Company, such transaction or series of related transactions shall be approved by a nationally recognized expert with experience in appraising the terms and conditions of the type of transaction for which approval is required.

SECTION 4.08.     Change of Control.

            (a) In the event of any Change of Control, unless the Company has exercised its right to redeem all of the Securities pursuant to Section 3.07, each Holder shall have the right, at such Holder's option, to require the Company to purchase all or any portion (in integral multiples of $2,000) of such Holder's Securities on the date (the "Change of Control Payment Date") which is 20 business days after the date the Change of Control Notice as defined below is mailed (or such later date as is required by applicable law) at 101% of the principal amount thereof, plus accrued interest to the Change of Control Payment Date; provided that the Company shall not be obligated to purchase any of such

Securities unless Holders of at least 10% in principal amount of the Securities outstanding at the Change of Control Payment Date (other than Securities held by the Company and its Affiliates) shall have tendered their Securities for repurchase. In addition, in the event of any Change of Control, the Company will not, and will not permit any Subsidiaries to, purchase or redeem any Indebtedness ranking junior to the Securities pursuant to any analogous provisions prior to the Change of Control Payment Date.

            (b) The Company or, at the written request and expense of the Company, the Trustee shall send, by first-class mail, postage prepaid, to all Holders, within five business days after the occurrence of each Change of Control, unless the Company has exercised its right to redeem all of the Securities pursuant to Section 3.07, a notice of the occurrence of such Change of Control (the "Change of Control Notice") specifying a date by which a Holder must notify the Company of such Holder's intention to exercise the repurchase right and describing the procedure that such Holder must follow to exercise such right. The Company shall promptly deliver a copy of such notice to the Trustee and cause a copy of such notice to be published in a daily newspaper of national circulation.

            Each Change of Control Notice shall state:

            (1)   the Change of Control Payment Date;

            (2)   the date by which the repurchase right must be exercised;

            (3) the price at which the repurchase is to be made, if the repurchase right is exercised; and

            (4) a description of the procedure which the Holder must follow to exercise a repurchase right.

            No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Company shall comply with all applicable Federal and state securities laws in connection with each Change of Control Notice.

            (c) To exercise the repurchase right, the Holder shall deliver, on or before the fifth calendar day prior to the Change of Control Payment Date, written notice to the Company (or an agent designated by the Company for such purpose) of the Holder's exercise of such right, together with (i) the Security or Securities with respect to which the right is being exercised, duly endorsed for transfer, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, and (ii) if the Change of Control Payment Date falls between any record date for the payment of interest on the Securities and the next succeeding interest payment date, an amount equal to the interest which the Holder is entitled to receive on such interest payment date.

            (d) Payment of the repurchase price of the Security or Securities with respect to which the repurchase right is exercised shall be deposited by the Company in immediately available funds by 9:00 A.M., New York City time on the Change of Control Payment Date.

            (e) A "Change of Control" shall be deemed to occur if (i) the Company has any other Indebtedness outstanding (other than Indebtedness under a bank credit agreement or similar bank financing) which provides for a Change of Control (as defined in the instrument governing such Indebtedness) if Ian M. Cumming or Joseph S. Steinberg ceases to beneficially own, in the aggregate, a certain percentage of the outstanding Common Shares, which percentage ownership requirement is in excess of 10%, and a Change of Control (as defined in the instrument governing such Indebtedness) occurs under such Indebtedness or (ii) at any time when the Company does not have any other Indebtedness outstanding of the type referred to in clause (i), Ian M. Cumming or Joseph S. Steinberg, individually or in the aggregate, sells, transfers or otherwise disposes of (a "Disposition"), after the date hereof, Common Shares so that, after giving effect thereto, the sole beneficial ownership of outstanding Common Shares by Mr. Cumming and/or Mr. Steinberg would, in the aggregate, fall below 10% of the then outstanding Common Shares; provided, that no Change of Control shall be deemed to have occurred under clause (ii) if the Securities are rated by both Moody's and S&P as Investment Grade both at the time of such Disposition and for a period of 90 days from the date of such Disposition (it being understood that, with respect to the foregoing proviso, a Change of Control shall be deemed to occur on the first date during such 90-day period when the Securities are no longer rated as Investment Grade by Moody's and S&P). The term "Common Shares" shall include any securities issued as dividends or distributions on the Common Shares. For purposes hereof, "sole beneficial ownership" of Common Shares shall be deemed to include (i) all Common Shares received after June 15, 1992 from Mr. Cumming or Mr. Steinberg by any member of their respective immediate families or by any trust for the benefit of either of them or any member of their respective immediate families (a "Recipient"), which Common Shares remain held by a Recipient during the lifetime of Mr. Cumming or Mr. Steinberg (unless sold, transferred or disposed of by such Recipient during the lifetime of Mr. Cumming or Mr. Steinberg, as the case may be, in which case such Disposition by such Recipient shall constitute a Disposition by Mr. Cumming or Mr. Steinberg, as the case may be) and (ii) after the death of Mr. Cumming and/or Mr. Steinberg, all Common Shares owned as of the date of death by the decedent, and any Recipient of the decedent, regardless of whether such Recipient continues to own such Common Shares after the date of death. In determining the number of outstanding Common Shares then held by Messrs. Cumming and Steinberg and the total number of outstanding Common Shares, there shall be excluded Common Shares issued by the Company after December 31, 1991, or the conversion into or exchange for, after December 31, 1991, Common Shares or securities convertible into or exchangeable for Common Shares.

            (f) In the case of any Security which is to be purchased only in part the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security which is not purchased.



SECTION 4.09. Limitation on Incurrence of Additional Indebtedness by the Company and on the Incurrence of Additional Indebtedness and Issuance of Preferred Stock by Its Subsidiaries.

            (a) The Company shall not, and shall not permit any Subsidiary to, create, incur, assume or guarantee the payment of any Indebtedness, and shall not permit any of its Subsidiaries to issue any Preferred Stock, if, at the time of such event and after giving effect thereto on a pro forma basis, the Company's ratio of Consolidated Debt to Consolidated Tangible Net Worth, as of the most recent date for which consolidated financial statements are available and adjusted for the incurrence of all Indebtedness and the issuance of all Preferred Stock by Subsidiaries (other than Permitted Indebtedness) since that date, would be greater than 1.75 to 1.

            (b) Paragraph (a) of this Section 4.09 shall not preclude the incurrence of Permitted Indebtedness.

SECTION 4.10.     Limitation on Liens.

            (a) The Company will not, nor will it permit any Material Subsidiary to, (i) issue, assume or guarantee any Indebtedness, if such Indebtedness is secured by a Lien upon, or (ii) directly or indirectly secure any outstanding Indebtedness of the Company or any Material Subsidiary by a Lien upon, any Principal Property now owned or hereafter acquired, without in any such case effectively providing, concurrently with the issuance, assumption or guarantee of any such Indebtedness, or the granting of security with respect to any such outstanding Indebtedness, that the Securities (together with, if the Company shall so determine, any other Indebtedness of or guarantee by the Company or any Material Subsidiary ranking equally with the Securities then existing or thereafter created) shall be secured equally and ratably with (or prior to) such Indebtedness; provided, however, that the foregoing restriction shall not apply to:

            (1) Liens on any Principal Property acquired after the Issue Date which are created or assumed contemporaneously with, or within 90 days after, such acquisition solely for the purpose of securing Indebtedness (including, but not limited to, deferred purchase price obligations) representing, or incurred to finance, refinance or refund, the purchase price or acquisition cost of the Principal Property subject thereto; provided that (a) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such purchase price or acquisition cost and
      (b) such Lien does not extend to or cover any Principal Property other than such Principal Property and any improvements thereon or rights appurtenant thereto acquired in such transaction;

            (2) Liens on any Principal Property acquired after the Issue Date existing at the time such Principal Property is acquired;

            (3) Liens on any Principal Property or shares of stock or Indebtedness acquired from or through a corporation which is merged with or into the Company or a Material Subsidiary;

            (4)   Liens in favor of the Company or any Subsidiary;

            (5)   Liens on any Principal Property in existence as of the Issue
      Date;

            (6) Liens on any Principal Property constituting unimproved real property constructed or improved by the Company or any Material Subsidiary after the Issue Date which are created or assumed contemporaneously with, or within 90 days after, such construction or improvement solely for the purpose of securing Indebtedness (including, but not limited to, deferred purchase price obligations) representing, or incurred to finance, refinance or refund, the cost of such construction or improvement; provided that (a) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such cost and (b) such Lien does not extend to or cover any Principal Property other than such unimproved real property and any improvements thereon or rights appurtenant thereto constructed or improved in such transaction;

            (7)   Liens in favor of, or required by, any governmental authority;

            (8) pledges or deposits securing Indebtedness incurred in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing Indebtedness to insurance carriers under insurance or self-insurance arrangements or other pledges or deposits in the ordinary course of the insurance business of a Material Subsidiary of the Company that is a licensed insurance company, including, without limitation, those relating to the insurance or reinsurance operations of such Material Subsidiaries and those relating to the requirement to create "separate accounts";

            (9) Liens securing Indebtedness incurred in connection with taxes not yet due or which are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Company or its Subsidiaries, as the case may be, in conformity with GAAP;

            (10) Liens securing any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements) of Indebtedness of the Company or any Material Subsidiary which is outstanding on March 31, 1993; provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at March 31, 1993; and

            (11) any extension, renewal, substitution or replacement (or successive extensions, renewals, substitutions or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (1) through
      (10), inclusive; provided, however, that such extension, renewal, substitution or replacement shall be limited to all or part of the Principal Property which secured the Lien so extended, renewed, substituted or replaced (plus improvements on such Principal Property).

            (b)   Notwithstanding the provisions of subsection (a) of this
Section 4.10, the Company or any Material Subsidiary may (without equally and ratably securing the Securities) issue, assume or guarantee secured Indebtedness which would otherwise be subject to the foregoing Lien restrictions in an aggregate amount which, together with all other such secured Indebtedness of the Company and its Material Subsidiaries (that is, not including secured Indebtedness of the Company and its Material Subsidiaries permitted in accordance with Section 4.10(a)) and all Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions permitted in accordance with Section 4.11(a)), does not at the time exceed 15% of total shareholders' equity in the Company and its consolidated Subsidiaries, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company.

SECTION 4.11.     Limitation on Sale and Lease-Back Transactions.

            (a) The Company will not, nor will it permit any Material Subsidiary to, enter into any Sale and Lease-Back Transaction unless the proceeds of such sale or transfer are at least equal to the fair value (as determined by the Board of Directors) of the Principal Property to be leased pursuant to such Sale and Lease-Back Transaction and either (i) the Company or such Material Subsidiary would be entitled to incur Indebtedness secured by a Lien on such Principal Property permitted by Section 4.10, (ii) such Sale and Lease-Back Transaction is entered into between or among the Company and a Subsidiary or between or among Subsidiaries, (iii) the lease in such Sale and Lease-Back Transaction is for a period, including renewal rights, of not in excess of three years, and the Company or such Material Subsidiary that is a party to such lease intends that its use of such Principal Property will be discontinued on or before the expiration of such period, or (iv) the Company covenants that it will apply, or cause such Material Subsidiary to apply, an amount equal to the fair value (as determined by the Board of Directors) of the Principal Property so leased to (1) the retirement (other than any mandatory retirement), within 60 days of the effective date of any such Sale and Lease-Back Transaction, of Funded Debt of the Company or of such Material Subsidiary or (2) the purchase of property that will constitute Principal Property.

            (b) Notwithstanding the provisions of the preceding paragraph (a), the Company or any Material Subsidiary may enter into any Sale and Lease-Back Transaction which would otherwise be subject to the foregoing restrictions if the amount of the Attributable Debt in respect of such Sale and Lease-Back Transaction, together with all secured Indebtedness of the Company and its

Material Subsidiaries (other than secured Indebtedness of the Company and its Material Subsidiaries permitted in accordance with Section 4.10(a)) and all other Attributable Debt in respect of Sale and Lease-Back Transactions existing at such time (other than Sale and Lease-Back Transactions permitted in accordance with Section 4.11(a)), does not at the time exceed 15% of total shareholders' equity in the Company and its consolidated Subsidiaries, as shown on the audited consolidated balance sheet contained in the latest annual report to shareholders of the Company.

SECTION 4.12.     Limitation on Funded Debt of Material Subsidiaries.

            (a) The Company will not permit any Material Subsidiary to (i) create, incur or assume any Funded Debt other than (A) Funded Debt secured by a Lien on Principal Property which is permitted under the provisions of Section 4.10, (B) Funded Debt owed to the Company or any Subsidiary, (C) Funded Debt of a corporation which is merged with or into the Company or a Material Subsidiary,
(D) Funded Debt in existence as of the Issue Date, (E) Funded Debt created in connection with, or with a view to, compliance by a Material Subsidiary with the requirements of any program adopted by any federal, state or local governmental authority and applicable to such Material Subsidiary and providing financial or tax benefits to such Material Subsidiary which are not available directly to the Company and (F) Funded Debt that is Acquired Indebtedness; or (ii) guarantee, directly or indirectly, through any arrangement which is substantially the equivalent of a guarantee, the payment of any Funded Debt except for (A) guarantees in existence as of the Issue Date, (B) guarantees which, as of the Issue Date, a Material Subsidiary is obligated to give, and (C) guarantees of Funded Debt permitted under the provisions of subsection 4.12(a)(i).

            (b)   Notwithstanding the provisions of subsection (a) of this
Section 4.12, any Material Subsidiary may create, incur, assume or guarantee the payment of Funded Debt in addition to that permitted by subsection (a) of this
Section 4.12, and extend, renew, substitute or replace, in whole or in part, such Funded Debt; provided that at the time of such creation, incurrence, assumption, guarantee, extension, renewal, substitution or replacement, and after giving effect thereto, the aggregate principal amount of all Funded Debt of Material Subsidiaries does not exceed 15% of Consolidated Tangible Net Worth.


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

SECTION 5.01.     When Company May Merge, etc.

            The Company shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets (it being understood that a sale of less than 90% of the Company's total assets shall not be deemed a sale, lease, conveyance or disposition of substantially all of the Company's assets), in one transaction or a series of related transactions, to any Person unless:

            (1) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, is a Person organized and existing under the laws of the United States, any state thereof or the District of Columbia;

            (2) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, assumes by supplemental indenture in a form satisfactory to the Trustee all the obligations of the Company under the Securities and this Indenture;

            (3) immediately before and immediately after such transaction no Default or Event of Default exists; and

            (4) the Company (if the surviving entity) or any Person formed by or surviving any such consolidation or merger, or to which such sale, lease, conveyance or other disposition shall have been made, shall immediately thereafter have a Consolidated Net Worth (after purchase accounting adjustments) at least equal to the Consolidated Net Worth of the Company immediately preceding such transaction.

            The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture, if any, comply with this Indenture.

SECTION 5.02.     Successor Person Substituted.

            Upon any consolidation or merger, or any sale, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, the predecessor Person, except in the case of a lease, shall be relieved of all covenants and obligations under this Indenture and the Securities

                                  ARTICLE SIX

                              DEFAULTS AND REMEDIES

SECTION 6.01.     Events of Default.

            An "Event of Default" occurs if:

            (1) the Company defaults in the payment of interest on any Security when the same becomes due and payable and such default continues for a period of 30 days;

            (2) the Company defaults in the payment of the principal of any Security when the same becomes due and payable at maturity, upon redemption or repurchase or otherwise;

            (3) the Company fails to comply with any of its other agreements in the Securities or this Indenture and such default continues for the period and after the notice specified below;

            (4) (A) the Company or any Material Subsidiary defaults in the payment when due of principal of, interest on, or other amounts payable in respect of any of its respective Indebtedness (other than the Securities) in the aggregate principal or like amount of $30,000,000 or more, or (B) the Company or any Material Subsidiary fails to perform or comply with any of its other agreements in respect of any of its respective Indebtedness (other than the Securities) in the aggregate principal or like amount of $30,000,000 or more and such Indebtedness shall be or shall have been declared to be due and payable immediately and such acceleration shall not have been rescinded or annulled;

            (5) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A)   commences a voluntary case or proceeding,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

                  (D) makes a general assignment for the benefit of its creditors, or

            (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief (with respect to the petition commencing such case) against the Company or any Material Subsidiary in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Company or any Material Subsidiary or for all or substantially all of its respective property, or

                  (C) orders the liquidation of the Company or any Material Subsidiary,

      and the order or decree remains unstayed and in effect for 60 days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            A Default under clause (3) of this Section 6.01 is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the Securities notify the Company and the Trustee (if such notice is given by Holders) of the Default and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default."

SECTION 6.02.     Acceleration.

            If an Event of Default (other than an Event of Default with respect to the Company specified in clause (5) or (6) of Section 6.01) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding by notice to the Company and the Trustee, may declare the principal of, and the accrued interest on, all of the Securities then outstanding due and payable immediately. Upon such declaration such principal and interest shall be due and immediately payable.

            If an Event of Default with respect to the Company specified in clause (5) or (6) of Section 6.01 occurs, all unpaid principal of, and accrued interest on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

            Notwithstanding anything to the contrary in the preceding two paragraphs, the Holders of a majority in principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if all existing Defaults of Events of Default have been cured or waived (other than the non-payment of principal and interest due solely as a result of such acceleration) and if the rescission would not conflict with any judgment or decree. When a Default or Event of Default is cured or waived, it ceases to exist.

SECTION 6.03.     Other Remedies.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.
            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

SECTION 6.04.     Waiver of Past Defaults.

            Subject to Sections 6.02, 6.07 and 9.02, the Holders of a majority in principal amount of the Securities by notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a Default or Event of Default in payment of principal of, or interest on, any Security.

SECTION 6.05.     Control by Majority.

            The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that is unduly prejudicial to the rights of another Securityholder, as such, or that would involve the Trustee in personal liability; provided, that the Trustee may take any other action deemed proper by it which is not inconsistent with such direction.


SECTION 6.06.     Limitation on Remedies.

            Except as provided in Section 6.07, a Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (5) no direction inconsistent with the request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Securities.

            A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over other Securityholders.

SECTION 6.07.     Rights of Holders To Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Security as set forth in this Indenture to receive payment of principal of and interest on the Security, on or after the respective due dates expressed or provided for in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

SECTION 6.08.     Collection Suit by Trustee.

            If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation and expenses of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 7.07.

SECTION 6.09.     Trustee May File Proofs of Claim.

            (a) The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07.

            (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

SECTION 6.10.     Priorities.

            If the Trustee collects any money pursuant to this Article Five, it shall pay out the money in the following order:

            First:  to the Trustee for amounts due under Section 7.07;

            Second: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

            Third:  to the Company.

            The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

SECTION 6.11.     Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07, or a suit by Holders of more than 10% in principal amount of the then outstanding Securities.

                                 ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01.     Duties of Trustee.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

            (b)   Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth (or incorporated by reference) in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (1) This paragraph (c) does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05, and the Trustee shall be entitled from time to time to request such a direction.

            (4) The Trustee shall be under no obligation and may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

            (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

SECTION 7.02.     Rights of Trustee.

            Subject to Section 7.01:

            (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee may rely on and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney, to the extent reasonably required by such inquiry or investigation.

            (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

            (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

            (e) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct.

            (f) The Trustee shall not be charged with notice or knowledge of any Default or Event of Default, unless either (i) a Trust Officer shall have actual knowledge of such Default or Event of Default or (ii) written notice of such Default or Event of Default shall have been given to the Trustee by the Company or by any Holder of the Securities.

            (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred by it in compliance with such request, order or direction.

            (h) Except as otherwise specifically provided herein, (i) all references to the Trustee shall be deemed to refer to the Trustee in its capacity as Trustee and, in connection with any agency function, in its capacity as Agent, and (ii) every provision of this Indenture relating to the conduct or affecting the liability or offering protection, immunity or indemnity to the Trustee shall be deemed to apply with the same force and effect to the Trustee acting in its capacity as Agent, in the case of subclauses (i) and (ii) of this clause (h), and in respect to the Agent, as if no Event of Default had occurred and is continuing.

SECTION 7.03.     Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Subsidiaries or Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

SECTION 7.04.     Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

SECTION 7.05.     Notice of Defaults.

            If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder pursuant to Section 10.02 a notice of the Default within 90 days after it occurs. Except in the case of a Default in any payment on any Security, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

SECTION 7.06.     Reports by Trustee to Holders.

            Within 60 days after each May 15, beginning with May 15, 2007, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA ss. 313(a), but only if such report is required in any year under TIA ss. 313(a). The Trustee also shall comply with TIA ss.ss. 313(b) and 313(c).

            A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange on which the Securities are listed. The Company shall notify the Trustee in writing if the Securities become listed on any national securities exchange or of any delisting thereof.

SECTION 7.07.     Compensation and Indemnity.

            The Company shall pay the Trustee from time to time reasonable compensation for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred by it. Such expenses may include the reasonable compensation and expenses of the Trustee's agents and counsel.

            The Trustee shall not be under any obligation to institute any suit, or take any remedial action under this Indenture, or to enter any appearance or in any way defend any suit in which it may be a defendant, or to take any steps in the execution of the trusts created hereby or thereby or in the enforcement of any rights and powers under this Indenture, until it shall be indemnified to its satisfaction against any and all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture, including compensation for services, costs, expenses, outlays, counsel fees and other disbursements, and against all liability not due to its negligence or willful misconduct. The Company shall indemnify the Trustee against any loss or liability incurred by it in connection with the acceptance or administration of the trust and its duties hereunder as Trustee, Registrar and/or Paying Agent, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity; however, unless the position of the Company is prejudiced by such failure, the failure of the Trustee to promptly notify the Company shall not limit its right to indemnification. The Company shall defend each such claim and the Trustee shall cooperate in the defense. The Trustee may retain separate counsel and the Company shall reimburse the Trustee for the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent.

            The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence or willful misconduct.

            To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to that of the Holders of the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal and interest on particular Securities.

            Without prejudice to any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services after the occurrence of any Event of Default specified in Section 6.01(5) or (6), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

            The obligations of the Company under this Section 7.07 shall survive the resignation or removal of the Trustee and the termination, satisfaction or discharge of this Indenture.

            The Trustee, in its capacity as Agent, shall be entitled to the benefits of this Section 7.07.

SECTION 7.08.     Replacement of Trustee.

            The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee in writing. The Company may remove the Trustee if:

            (1)   the Trustee fails to comply with Section 7.10;

            (2)   the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4)   the Trustee becomes incapable of acting as Trustee hereunder.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10, any Securityholder who has been a bona fide holder of a Security for at least six months may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee. Any successor Trustee shall comply with TIA ss. 310(a)(5).

SECTION 7.09.     Successor Trustee by Merger, etc.

            If the Trustee consolidates, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation or association, the successor corporation or association without any further act shall be the successor Trustee; provided such corporation or association shall be otherwise eligible and qualified under this Article Six.

SECTION 7.10.     Eligibility; Disqualification.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee shall always have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any conflicting interest within the meaning of Section 310(b) of the TIA, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the TIA and this Indenture. To the extent permitted by the TIA, the Trustee shall not be deemed to have a conflicting interest with respect to the Securities by virtue of being a trustee under the Indenture dated as of November 5, 2003, between the Company and The Bank of New York (as successor to JPMorgan Chase Bank), as trustee.


SECTION 7.11.     Preferential Collection of Claims Against Company.

            The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.


                                 ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

SECTION 8.01.     Termination of Company's Obligations.

            The Company may terminate all of its obligations under the Securities and this Indenture if:

            (a) all Securities previously authenticated and delivered (other than destroyed, lost or wrongfully taken Securities which have been replaced or paid or Securities for whose payment money has theretofore been deposited with the Trustee or a Paying Agent by the Company and thereafter repaid to the Company, as provided in Section 8.03) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder; or

            (b) all such Securities that have not been delivered to the Trustee for cancellation (1) have become due and payable by reason of the giving of a notice of redemption or otherwise or (2) will mature within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption or are to be repurchased on a Change of Control Payment Date within 30 days, and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of the Holders immediately available funds sufficient or U.S. Government Obligations which through the payment of the principal of and interest thereon will be sufficient or a combination thereof sufficient, in the written opinion of a firm of nationally recognized independent public accounts delivered to the Trustee in case U.S. Government Obligations have been so deposited, to pay principal and interest on the Securities to maturity, redemption or repurchase, as the case may be.

However, the Company's obligations in Sections 2.03, 2.04, 2.05, 2.06, 2.07, 4.01, 4.04, 7.07 and 7.08 shall survive until the Securities are no longer outstanding. Thereafter the Company's obligations in Section 7.07 shall survive.

            Upon receipt, in the case of clause (a) or (b) above in this Section 8.01, by the Trustee of an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon request of the Company executed by an Officer shall, at the expense of the Company, acknowledge in writing the discharge of the Company's obligations under the Securities and this Indenture except for those surviving obligations specified above.

            In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary money. U.S. Government Obligations shall not be callable at the issuer's option.

            The term "U.S. Government Obligations" means direct obligations of the United States for the payment of which the full faith and credit of the United States is pledged.

SECTION 8.02.     Application of Trust Money.

            The Trustee shall hold in trust money or U.S. Government Obligations (including the proceeds thereby) deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities.

SECTION 8.03.     Repayment to Company.

            The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request of the Company executed by an Officer any money held by them for the payment of principal or interest that remains unclaimed for two years and thereafter, the Trustee and the Paying Agent shall have no further liability with respect to such money; provided, however, that the Trustee or such Paying Agent before being required to make any such repayment may at the expense of the Company cause to be published once in a newspaper of general circulation in The City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be paid to the Company.

SECTION 8.04.     Reinstatement, Indemnity.

            If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided, however, that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.01 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of outstanding Securities.


                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.     Without Consent of Holders.

            Subject to Section 6.07, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any
Securityholder:

            (1)   to cure any ambiguity, defect or inconsistency;

            (2)   to comply with Section 5.01;

            (3) to provide for uncertificated Securities in addition to certificated Securities;

            (4) to comply with any requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA; or

            (5) to provide for the issuance of Additional Securities in accordance with this Indenture; or

            (6) to make any change that would provide any additional benefit or rights to the Securityholders or that does not adversely affect the rights of any Securityholder.

SECTION 9.02.     With Consent of Holders.

            Subject to Section 6.07, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding, and the Holders of a majority in principal amount of the Securities may waive compliance by the Company with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

            (1) reduce the amount of Securities whose Holders must consent to an amendment, supplement or waiver;

            (2) reduce the rate of or change or extend the time for payment of principal of or interest on any Security;

            (3) reduce the principal of or change the fixed maturity of any Security or reduce the premium payable upon the redemption thereof;

            (4) waive a default in the payment of the principal of or interest on any Security;

            (5) make any Security payable in money other than that stated in the Security; or

            (6)   make any change in this Section, Section 6.04 or Section 6.07.

            Notwithstanding the above and Section 6.07, the Holders of a majority in principal amount of the Securities then outstanding may waive compliance by the Company with Section 4.08 of this Indenture.

            It shall not be necessary for the consent of the Holders under this
Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof. Any, waiver shall be deemed effective upon receipt by the Trustee of the necessary consents and shall not require execution of any supplemental indenture to be effective.

            After an amendment or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders of each Security affected thereby, with a copy to the Trustee, a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, waiver, consent or supplemental indenture. Except as otherwise provided in this Section 9.02, the Holders of a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provisions of this Indenture or the Securities.

SECTION 9.03.     Compliance with Trust Indenture Act.

            Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

SECTION 9.04.     Revocation and Effect of Consents.

            A consent to an amendment, supplement or waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, until an amendment or waiver becomes effective, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security. For such revocation to be effective, the Trustee must receive the notice of revocation before the date the amendment, supplement or waiver becomes effective.

            After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder unless it makes a change described in any of clauses
(1) through (6) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

SECTION 9.05.     Notation on or Exchange of Securities.

            If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

SECTION 9.06.     Trustee Protected.

            The Trustee shall sign any amendment or supplement or waiver authorized pursuant to this Article Eight if the amendment or supplement or waiver does not adversely affect the rights of the Trustee. If it does adversely affect the rights of the Trustee, the Trustee may but need not sign it. In signing such amendment or supplement or waiver the Trustee shall be entitled to receive, and (subject to Article Six) shall be fully protected in relying upon, in addition to the documents required by Section 10.04, an Opinion of Counsel stating that such amendment or supplement or waiver is authorized or permitted by and complies with this Indenture. The Company may not sign an amendment or supplement until the Board of Directors approves it.


                                  ARTICLE TEN

                                  MISCELLANEOUS

SECTION 10.01.    Trust Indenture Act Controls.

            If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

SECTION 10.02.    Notices.

            Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile or mailed by certified or registered mail (return receipt requested) addressed as follows:

            If to the Company:

                  Leucadia National Corporation
                  315 Park Avenue South
                  New York, New York  10010
                  Facsimile:  (212) 598-4869

                  Attention:  Secretary

            With a copy to:

                  Weil, Gotshal & Manges LLP
                  767 Fifth Avenue
                  New York, New York  10153
                  Facsimile:  (212) 310-8007

                  Attention:  Andrea A. Bernstein, Esq.

                  If to the Trustee:

                  The Bank of New York
                  101 Barclay Street - 8W
                  New York, NY 10286
                  Facsimile: 212-815-5704

                  Attention:  Corporate Finance

            The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to a Securityholder shall be mailed to him by first-class mail at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it. If the Company mails notices or communications to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time. All notices or communications shall be in writing.

SECTION 10.03.    Communication by Holders with Other Holders.

            Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

SECTION 10.04.    Certificate and Opinion as to Conditions Precedent.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

SECTION 10.05.    Statements Required in Certificate or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than the Officers' Certificate required by Section 4.03)
            shall include:

            (1) a statement that each person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of each such person, such covenant or condition has been complied with.

SECTION 10.06.    When Treasury Securities Disregarded.

            In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Affiliate shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Trust Officer of the Trustee knows are so owned shall be so disregarded.

SECTION 10.07.    Rules by Trustee and Agents.

            The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

SECTION 10.08.    Legal Holidays.

            If a payment date is a Legal Holiday at a place of payment, payment may be made at the place on the next succeeding day that is not a Legal Holiday, without additional interest.

SECTION 10.09.    Governing Law.

            The laws of the State of New York shall govern this Indenture and the Securities without regard to principles of conflicts of laws.

SECTION 10.10.    No Adverse Interpretation of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

SECTION 10.11.    No Recourse Against Others.

            All liability described in paragraph 14 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

SECTION 10.12.    Successors.

            All agreements of the Company in this Indenture and the Securities shall bind its successor permitted hereunder. All agreements of the Trustee in this Indenture shall bind its successor permitted hereunder.

SECTION 10.13.    Duplicate Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same instrument.

SECTION 10.14.    Separability.

            In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                                   SIGNATURES


            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the date first written above.


                                    LEUCADIA NATIONAL CORPORATION


                                    By:    /s/  Joseph A. Orlando
                                         -------------------------------------
                                         Name:   Joseph A. Orlando
                                         Title:  Vice President and Chief
                                                 Financial Officer



                                    THE BANK OF NEW YORK, as Trustee


                                    By:    /s/  L. O'Brien
                                         -------------------------------------
                                         Name:   L. O'Brien
                                         Title:  Vice President

                                                                     EXHIBIT A-1


                          [Form of Restricted Security]

                 [Insert Global Security Legend, if applicable]

      [Insert Regulation S Temporary Global Security Legend, if applicable]

                        [Insert Private Placement Legend]


                     7-1/8% SENIOR NOTE DUE MARCH 15, 2017


No.                                                             $
                                                          CUSIP:


                          LEUCADIA NATIONAL CORPORATION

                            (a New York corporation)


promises to pay to _______________ or registered assigns the principal amount of _______________ ____________________ Dollars on March 15, 2017 [or such other principal amount as shall be set forth on Exhibit A hereto.]*

            Interest Payment Dates:  March 15 and September 15

            Record Dates:  March 1 and September 1, whether or not business day.

Dated:

                                          LEUCADIA NATIONAL CORPORATION


                                          ____________________________________
                                                Chief Financial Officer
Attest:

_________________________
Secretary



*  Insert in Global Securities only



                                     A-1-1

Certificate of Authentication
-----------------------------


This is one of the Securities
referred to in the within-mentioned
Indenture.


THE BANK OF NEW YORK, as Trustee


By: ________________________________
         Authorized Signatory





                                     A-1-2

                          LEUCADIA NATIONAL CORPORATION

                       7-1/8% Senior Note Due March 15, 2017


1.    Interest.

            Leucadia National Corporation (the "Company") promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, commencing September 15, 2007. Interest on the Securities will accrue from the most recent date to which interest has been paid (or, if no interest has been paid, from March 6, 2007). Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate per annum shown above and shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.    Method of Payment.

            The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on March 1 or September 1, whether or not a business day, next preceding the interest payment date even though Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest by check payable in such money. It may mail an interest check to a Holder's registered address.

3.    Paying Agent and Registrar.

            Initially, The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice. The Company or any of its Subsidiaries (as defined in the Indenture) may act in any such capacity.

4.    Indenture.

            The Company issued the Securities under an Indenture dated as of March 15, 2007 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The Securities are general unsecured obligations of the Company. Subject to Section 4.09 of the Indenture, the Indenture does not limit the principal amount of Securities which may be issued thereunder.



                                     A-1-3

5.    Redemption.

            The Securities will not be redeemable at the option of the Company prior to March 15, 2012. Starting on March 15, 2012, the Company may redeem all or a portion of the Securities upon giving the required notice under the Indenture. The Securities may be redeemed at the redemption prices (expressed in percentages of principal amount on the redemption date) set forth below, plus accrued and unpaid interest to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on March 15 of the years set forth below:


           PERIOD                                       REDEMPTION
           ------                                       ----------
                                                           PRICE
                                                           -----
           2012....................................      103.563%
           2013....................................      102.375%
           2014....................................      101.188%
           2015 and thereafter.....................      100.000%


            Upon surrender of a Security that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

            Any redemption pursuant to this Paragraph 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

6.    Change of Control.

            In the event of a Change of Control of the Company, each Holder shall have the right, at such Holder's option, to require the Company to repurchase all or any portion of such Holder's Securities (in integral multiples of $2,000), at 101% of the principal amount thereof, plus accrued interest to the date of purchase.

7.    Restrictive Covenants.

            The Indenture imposes certain limitations on, among other things, the ability of the Company to merge or consolidate with any other Person or sell, lease or otherwise transfer all or substantially all of its properties or assets, the ability of the Company and the Subsidiaries to incur additional Indebtedness and to enter into certain transactions with Affiliates, the ability of the Company and its Material Subsidiaries to create certain liens and enter into certain sale-leaseback transactions, and the ability of the Material Subsidiaries of the Company to incur certain Indebtedness, in each case subject to certain limitations described in the Indenture.



                                     A-1-4

8.    Denominations, Transfer, Exchange.

            The Securities are in registered form without coupons in denominations of $2,000 and whole multiples of $2,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register any transfer or exchange of Securities selected for redemption. Also, it need not register any transfer or exchange of Securities for a period of 30 days before a selection of Securities is to be redeemed.

9.    Persons Deemed Owners.

            Subject to the record date provisions hereof, the registered Holder of a Security may be treated as the owner of it for all purposes and neither the Company, the Trustee nor any Agent shall be affected by notice to the contrary.

10.   Unclaimed Money.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Securityholders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

11.   Amendment, Supplement, Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities, and any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Company may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency or to provide for uncertificated Securities in addition to certificated Securities or to make any change that does not adversely affect the rights of any Securityholder.

12.   Successor Corporation.

            When a successor Person assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor Person, except in the case of a lease, will be released from those obligations.

13.   Defaults and Remedies.

            The terms of the Securities include the Events of Default as set forth in Section 6.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities


                                     A-1-5
may declare all the Securities to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization relating to the Company, all outstanding Securities shall become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Company must furnish annual compliance certificates to the Trustee.

14.   Trustee Dealings with Company.

            The Bank of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15.   No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.   Authentication.

            This Security shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Security.

17.   Abbreviations.

            Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

18.   Registration Rights.

            In addition to the rights provided to Holders of Securities under the Indenture, Holders of Restricted Securities shall have all the rights set forth in the Registration Rights Agreement dated as of March 6, 2007 between the Company and the Initial Purchaser, including rights under certain circumstances to the payment of Liquidated Damages.

            The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and/or the Registration Rights




                                     A-1-6

Agreement. Requests may be made to: Secretary, Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.





































                                     A-1-7

                                 ASSIGNMENT FORM


To assign this Security, fill in the form below:

I or we assign and transfer this Security to

                        _________________________________


                        _________________________________
                   (Insert assignee's soc. sec. or tax ID no.)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

(Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

________________________________________________________________________________


Your Signature:   ___________________________________________________________
                  (Sign exactly as your name appears on the other side of this Security)

Date:  ____________________




                                     A-1-8

                       OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 of the Indenture, check the box:

                                Section 4.08 [ ]

            If you want to have only part of this Security purchased by the Company pursuant to Section 4.08 of the Indenture, state the amount (in integral multiples of $2,000):

$

Date:  ________________________         Signature:______________________________
                                                   (Sign exactly as your name
                                                    appears on the other side of
                                                           this Security)

                                        Taxpayer ID No._________________________




Signature Guarantee:  __________________________________________________________
















                                     A-1-9

                                                                       Exhibit A
                                                                       ---------

                      SCHEDULE OF TRANSFERS AND EXCHANGES*
                      ------------------------------------

      The following increases or decreases in principal amount of this Global Security have been made:

                                                    Principal      Signature
                Amount of         Amount of       Amount of this       of
               Decrease in       Increase in     Global Security   Authorized
                Principal         Principal       following such   Signatory
Date of      Amount of this    Amount of this      Decrease or     of trustee
 Exchange    Global Security   Global Security       Increase     or Custodian
-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------


* Insert in Global Securities only



                                     A-1-10

                                                                     EXHIBIT A-2


                         [Form of Unrestricted Security]

                 [Insert Global Security Legend, if applicable]


                      7-1/8% SENIOR NOTE DUE MARCH 15, 2017


No.                                                             $
                                                           CUSIP:


                          LEUCADIA NATIONAL CORPORATION

                            (a New York corporation)


promises to pay to _______________ or registered assigns the principal amount of ____________ ____________________ Dollars on March 15, 2017 [or such other principal amount as shall be set forth on Exhibit A hereto.]*

            Interest Payment Dates:  March 15 and September 15

            Record Dates:  March 1 and September 1, whether or not business day.

Dated:


                                    LEUCADIA NATIONAL CORPORATION


                                    ______________________________________
                                             Chief Financial Officer


Attest:


______________________________________
             Secretary


*  Insert in Global Securities only



                                     A-2-1

Certificate of Authentication
-----------------------------


This is one of the Securities referred to in the within-mentioned Indenture.


THE BANK OF NEW YORK, as Trustee


By: ______________________________________
           Authorized Signatory




















                                     A-2-2

                          LEUCADIA NATIONAL CORPORATION

                      7-1/8% Senior Note Due March 15, 2017


1.    Interest.

            Leucadia National Corporation (the "Company") promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on March 15 and September 15 of each year, commencing September 15, 2007. Interest on the Securities will accrue from the most recent date to which interest has been paid (or, if no interest has been paid, from March 6, 2007). Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate per annum shown above and shall pay interest on overdue installments of interest at the same rate to the extent lawful.

2.    Method of Payment.

            The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on March 1 or September 1, whether or not a business day, next preceding the interest payment date even though Securities are cancelled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. However, the Company may pay interest by check payable in such money. It may mail an interest check to a Holder's registered address.

3.    Paying Agent and Registrar.

            The Bank of New York (the "Trustee") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar without prior notice. The Company or any of its Subsidiaries (as defined in the Indenture) may act in any such capacity.

4.    Indenture.

            The Company issued the Securities under an Indenture dated as of March 6, 2007 (the "Indenture") between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture. The Securities are subject to all such terms and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The Securities are general unsecured obligations of the Company. Subject to Section 4.09 of the Indenture, the Indenture does not limit the principal amount of Securities which may be issued thereunder.



                                     A-2-3

5.    Redemption.

            The Securities will not be redeemable at the option of the Company prior to March 15, 2012. Starting on March 15, 2012, the Company may redeem all or a portion of the Securities upon giving the required notice under the Indenture. The Securities may be redeemed at the redemption prices (expressed in percentages of principal amount on the redemption date) set forth below, plus accrued and unpaid interest to the applicable redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the 12-month period commencing on March 15 of the years set forth below:


           PERIOD                                      REDEMPTION
           ------                                      ----------
                                                         PRICE
                                                         -----
           2012....................................      103.563%
           2013....................................      102.375%
           2014....................................      101.188%
           2015 and thereafter.....................     100.000%.


            Upon surrender of a Security that is redeemed in part, the Company shall issue and, upon the Company's written request, the Trustee shall authenticate for the Holder at the expense of the Company a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

            Any redemption pursuant to this Paragraph 5 shall be made pursuant to the provisions of Sections 3.01 through 3.06 of the Indenture.

6.    Change of Control.

            In the event of a Change of Control of the Company, each Holder shall have the right, at such Holder's option, to require the Company to repurchase all or any portion of such Holder's Securities (in integral multiples of $2,000), at 101% of the principal amount thereof, plus accrued interest to the date of purchase.

7.    Restrictive Covenants.

            The Indenture imposes certain limitations on, among other things, the ability of the Company to merge or consolidate with any other Person or sell, lease or otherwise transfer all or substantially all of its properties or assets, the ability of the Company and the Subsidiaries to incur additional Indebtedness and to enter into certain transactions with Affiliates, the ability of the Company and its Material Subsidiaries to create certain liens and enter into certain sale-leaseback transactions, and the ability of the Material Subsidiaries of the Company to incur certain Indebtedness, in each case subject to certain limitations described in the Indenture.



                                     A-2-4

8.    Denominations, Transfer, Exchange.

            The Securities are in registered form without coupons in denominations of $2,000 and whole multiples of $2,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register any transfer or exchange of Securities selected for redemption. Also, it need not register any transfer or exchange of Securities for a period of 30 days before a selection of Securities is to be redeemed.

9.    Persons Deemed Owners.

            Subject to the record date provisions hereof, the registered Holder of a Security may be treated as the owner of it for all purposes and neither the Company, the Trustee nor any Agent shall be affected by notice to the contrary.

10.   Unclaimed Money.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Securityholders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

11.   Amendment, Supplement, Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Securities, and any past default or noncompliance with any provision may be waived with the consent of the Holders of a majority in principal amount of the Securities. Without the consent of any Securityholder, the Company may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency or to provide for uncertificated Securities in addition to certificated Securities or to make any change that does not adversely affect the rights of any Securityholder.

12.   Successor Corporation.

            When a successor Person assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor Person, except in the case of a lease, will be released from those obligations.

13.   Defaults and Remedies.

            The terms of the Securities include the Events of Default as set forth in Section 6.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities may declare all the Securities to be due and payable immediately, except that in


                                     A-2-5
the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization relating to the Company, all outstanding Securities shall become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Company must furnish annual compliance certificates to the Trustee.

14.   Trustee Dealings with Company.

            The Bank of New York, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

15.   No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

16.   Authentication.

            This Security shall not be valid until the Trustee or an authenticating agent signs the certificate of authentication on the other side of this Security.

17.   Abbreviations.

            Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A (=Uniform Gifts to Minors
Act).

            The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture. Requests may be made to: Secretary, Leucadia National Corporation, 315 Park Avenue South, New York, New York 10010.




                                     A-2-6

                                 ASSIGNMENT FORM


To assign this Security, fill in the form below:

I or we assign and transfer this Security to

                        ________________________________


                        ________________________________
                   (Insert assignee's soc. sec. or tax ID no.)


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint ______________________________________________________
agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

________________________________________________________________________________

________________________________________________________________________________

Your Signature:   ___________________________________________________________
                  (Sign exactly as your name appears on the other side of this Security)

Date:  ____________________








                                     A-2-7

                       OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have this Security purchased by the Company pursuant to Section 4.08 of the Indenture, check the box:

                                Section 4.08 [ ]

            If you want to have only part of this Security purchased by the Company pursuant to Section 4.08 of the Indenture, state the amount (in integral multiples of $2,000):

$

Date:  ________________________         Signature:______________________________
                                                   (Sign exactly as your name
                                                    appears on the other side of
                                                           this Security)

                                        Taxpayer ID No._________________________




Signature Guarantee: ___________________________________________________________
















                                     A-2-8

                                                                       Exhibit A
                                                                       ---------

                      SCHEDULE OF TRANSFERS AND EXCHANGES*
                      ------------------------------------

      The following increases or decreases in principal amount of this Global Security have been made:

                                                    Principal      Signature
                Amount of         Amount of       Amount of this       of
               Decrease in       Increase in     Global Security   Authorized
                Principal         Principal       following such   Signatory
  Date of    Amount of this    Amount of this      Decrease or     of trustee
 Exchange    Global Security   Global Security       Increase     or Custodian
-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------

-----------  ----------------  ----------------  ---------------  -------------
-----------  ----------------  ----------------  ---------------  -------------




* Insert in Global Securities only



                                     A-2-9

                                                                       EXHIBIT B


                       [Form of Private Placement Legend]


            Any Restricted Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required) in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH OTHER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(k) UNDER THE SECURITIES ACT AS PERMITTING RESALES OF RESTRICTED SECURITIES BY NON-AFFILIATES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THIS SECURITY AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) (THE "RESALE RESTRICTION TERMINATION DATE") ONLY (A) TO THE ISSUER, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, (D) OUTSIDE OF THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) TO AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (a) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS SECURITY FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN

OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO IT, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE INDENTURE GOVERNING THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE AND IN EACH CASE IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER APPLICABLE JURISDICTION.

                                                                       EXHIBIT C


                        [Form of Global Security Legend]


            Any Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required) in substantially the following form:

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS NOT EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT D


             [Form of Regulation S Temporary Global Security Legend]


            Any Regulation S Temporary Global Security authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required) in substantially the following form:

THIS SECURITY IS A REGULATION S TEMPORARY GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE. TRANSFERS OF BENEFICIAL INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL SECURITY MAY NOT BE MADE TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON (OTHER THAN THE INITIAL PURCHASER). THE CONDITIONS AND PROCEDURES GOVERNING TRANSFERS AND EXCHANGES OF BENEFICIAL INTERESTS HEREIN ARE SET FORTH IN THE INDENTURE.

                                                                       EXHIBIT E


                        [Form of Certificate of Transfer]


Leucadia National Corporation
315 Park Avenue South
New York, New York 10010

The Bank of New York, as Registrar
101 Barclay Street
New York, New York, 10286

                        Re: 7-1/8% Senior Notes due 2017

                              (CUSIP _____________)

            Reference is hereby made to the Indenture, dated as of March 6, 2007 (the "Indenture"), between Leucadia National Corporation , as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            ______________ (the "Transferor") owns and proposes to transfer the Security[ies] or interest in such Security[ies] specified in Annex A hereto, in the principal amount of ___________ in such Security[ies] or interests (the "Transfer"), to __________ (the "Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

[CHECK ALL THAT APPLY]

1. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A RULE 144A GLOBAL SECURITY OR A PHYSICAL SECURITY PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Physical Security is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Physical Security for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Rule 144A Global Security and/or the Physical Security and in the Indenture and the Securities Act.

2. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A REGULATION S GLOBAL SECURITY OR A PHYSICAL SECURITY PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than the Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will be subject to the restrictions on Transfer enumerated in the Private Placement Legend printed on the Regulation S Global Security and/or the Physical Security and in the Indenture and the Securities Act.

3. |_| CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN A GLOBAL SECURITY OR A PHYSICAL SECURITY PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Securities and Restricted Physical Securities and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

            (a) |_| such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

            (b) |_| such Transfer is being effected to the Company or a Subsidiary thereof;

                                       or

            (c) |_| such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

            (d) |_| such Transfer is being effected to an Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the

      Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Security or Restricted Physical Securities and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit G to the Indenture and (2) if such Transfer is in respect of a principal amount of Securities at the time of transfer of less than $250,000, an Opinion of Counsel (in form reasonably acceptable to the Company) provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Global Security and/or the Physical Securities and in the Indenture and the Securities Act.

4. |_| CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY OR AN UNRESTRICTED PHYSICAL SECURITY.

            (a) |_| CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Physical Securities and in the Indenture.

            (b) |_| CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities, on Restricted Physical Securities and in the Indenture.

            (c) |_| CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Physical Securities and in the Indenture.

            (d) |_| CHECK IF TRANSFER IS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT. (i) The Transfer is being effected pursuant to and in compliance with an effective registration statement under the Securities Act and any applicable blue sky securities laws of any State of the United States and in compliance with the prospectus delivery requirements of the Securities Act and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Physical Security will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Securities or Restricted Physical Securities and in the Indenture.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                    __________________________________________
                                    [Insert Name of Transferor]


                                    By:_______________________________________
                                      Name:
                                      Title:


Dated:________________________

                       ANNEX A TO CERTIFICATE OF TRANSFER


1.    The Transferor owns and proposes to transfer the following:

                                   [CHECK ONE]

      (a) |_| a beneficial interest in a:

            (i)   |_|  Rule 144A Global Security (CUSIP ______), or

            (ii)  |_|  Rule 501 Global Security (CUSIP _______), or

            (iii) |_|  Regulation S Global Security (CUSIP ______), or

      (b) |_| a Restricted Physical Security.

2.    After the Transfer the Transferee will hold:

                                   [CHECK ONE]

      (a) |_| a beneficial interest in the:

            (i)   |_|  Rule 144A Global Security (CUSIP _______), or

            (ii)  |_|  Rule 501 Global Security (CUSIP _______), or

            (iii) |_|  Regulation S Global Security (CUSIP ______), or

            (iv) |_|   Unrestricted Global Security (CUSIP ______), or

      (b) |_|  a Restricted Physical Security, or

      (c) |_| an Unrestricted Physical Security,

      in accordance with the terms of the Indenture.

                                                                       EXHIBIT F


                        [Form of Certificate of Exchange]


Leucadia National Corporation
315 Park Avenue South
New York, New York 10010

The Bank of New York, as Registrar
101 Barclay Street
New York, New York, 10286


                        Re: 7-1/8% Senior Notes due 2017

                              (CUSIP______________)

            Reference is hereby made to the Indenture, dated as of March 6, 2007 (the "Indenture"), between Leucadia National Corporation , as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            ____________ (the "Owner") owns and proposes to exchange the Security[ies] or interest in such Security[ies] specified herein, in the principal amount of ____________ in such Security[ies] or interests (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

1. EXCHANGE OF RESTRICTED PHYSICAL SECURITIES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL SECURITY FOR UNRESTRICTED PHYSICAL SECURITIES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL SECURITY

            (a) |_| CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Security for a beneficial interest in an Unrestricted Global Security in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Securities and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (b) |_| CHECK IF EXCHANGE IS FROM RESTRICTED PHYSICAL SECURITY TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL SECURITY. In connection with the Owner's Exchange of a Restricted Physical Security for a beneficial interest in an Unrestricted Global Security, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

            (c) |_| CHECK IF EXCHANGE IS FROM RESTRICTED PHYSICAL SECURITY TO UNRESTRICTED PHYSICAL SECURITY. In connection with the Owner's Exchange of a Restricted Physical Security for an Unrestricted Physical Security, the Owner hereby certifies (i) the Unrestricted Physical Security is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Physical Securities and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Physical Security is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. EXCHANGE OF RESTRICTED PHYSICAL SECURITIES FOR RESTRICTED PHYSICAL SECURITIES OR BENEFICIAL INTERESTS IN RESTRICTED GLOBAL SECURITIES.

            (a) |_| CHECK IF EXCHANGE IS FROM RESTRICTED PHYSICAL SECURITY TO BENEFICIAL INTEREST IN A RESTRICTED GLOBAL SECURITY. In connection with the Exchange of the Owner's Restricted Physical Security for a beneficial interest in the [CHECK ONE] __ Rule 144A Global Security, ___ Rule 501 Global Security,
__ Regulation S Global Security with an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Securities and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Indenture, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the relevant Restricted Global Security and in the Indenture and the Securities Act.

            This certificate and the statements contained herein are made for your benefit and the benefit of the Company.


                                    __________________________________________
                                    [Insert Name of Owner]



                                    By:_______________________________________
                                      Name:
                                      Title:


Dated:________________________

                                                                       EXHIBIT G


            [Form of Certificate from Acquiring Accredited Investor]


Leucadia National Corporation
315 Park Avenue South
New York, New York 10010

The Bank of New York, as Registrar
101 Barclay Street
New York, New York, 10286

                        Re: 7-1/8% Senior Notes due 2017

                              (CUSIP______________)

            Reference is hereby made to the Indenture, dated as of March 6, 2007 (the "Indenture"), between Leucadia National Corporation , as issuer (the "Company"), and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

            In connection with our proposed purchase of $____________ aggregate principal amount of:

            (a) |_| a beneficial interest in a Global Security, or

            (b) |_| a Physical Security,

we confirm that:

            1. We understand that any subsequent transfer of the Securities or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Securities or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the offer and sale of the Securities have not been registered under the Securities Act, and that the Securities and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Securities or any interest therein, we will do so only (A) to the Company or any Subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and, if such transfer is in respect of a principal amount of Securities, at the time of transfer, of less than $250,000, an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities

Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Physical Security or beneficial interest in a Global Security from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

            3. We understand that, on any proposed resale of the Securities or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Securities purchased by us will bear a legend to the foregoing effect.

            4. We are an "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

            5. We are acquiring the Securities or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.




                                    __________________________________________
                                    [Insert Name of Accredited Investor]


                                    By:_______________________________________
                                      Name:
                                      Title:


Dated:________________________

                                                                     EXHIBIT H-1



                 FORM OF CERTIFICATION TO BE GIVEN BY HOLDERS OF
             BENEFICIAL INTEREST IN A REGULATION S TEMPORARY GLOBAL
                      SECURITY TO EUROCLEAR OR CLEARSTREAM


                         OWNER SECURITIES CERTIFICATION

[EUROCLEAR BANK S.A/N.V.,
  as Operator of the Euroclear System] [or]

[CLEARSTREAM BANKING,
  SOCIETE ANONYME, LUXEMBOURG]

      Re:   Leucadia National Corporation
            7-1/8% Senior Notes Due March 15, 2017 (the "Securities")

  Reference is hereby made to the Indenture, dated as of March 6, 2007 (the "Indenture"), between Leucadia National Corporation (the "Company") and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

  This certificate relates to US$[    ] aggregate principal amount of Securities
(the "Specified Securities"), which are evidenced by the Regulation S Temporary Global Security (CUSIP No. U52728 AH 2) and held with the Depository through Euroclear or Clearstream or both in the name of [insert name of holder] (the "Holder").

  In respect of such Specified Securities, the Holder does hereby certify that as of the date hereof, the Specified Securities are beneficially owned by Non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

  As used herein, "United States" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, "US Person" has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

  We undertake to advise you immediately by tested telex or by electronic transmission on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your operating procedures, which date is expected to be
[              ], if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

  We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification or a copy thereof to any interested party in such proceedings. This certification and the statements contained herein are made for your benefit and the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred.

Dated: [                                                ]


By:______________________________________________
      As, or as agent for, the beneficial owner(s)
      of the Securities to which this certificate relates.

                                                                     EXHIBIT H-2



                        FORM OF CERTIFICATION TO BE GIVEN
                          BY THE EUROCLEAR OPERATOR OR
                CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG


                       DEPOSITARY SECURITIES CERTIFICATION

The Bank of New York, as Registrar
101 Barclay Street
New York, New York, 10286
Attention:  Corporate Finance

      Re:   Leucadia National Corporation
            7-1/8% Senior Notes Due March 15, 2017 (the "Securities")

  Reference is hereby made to the Indenture, dated as of March 6, 2007 (the "Indenture"), between Leucadia National Corporation (the "Company") and The Bank of New York as Trustee. Capitalized terms used but not defied herein shall have the meanings given to them in the Indenture.

  This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organizations appearing in our records as persons being entitled to a portion of the principal amount set forth below (our "Member Organizations"), which certifications ate substantially to the effect set forth in the Indenture, as of the date hereof,
$[            ] aggregate principal amount of the above-captioned Securities are beneficially owned by Non-U.S. Persons and are not held for purposes of resale directly or indirectly to a U.S. Person or to a person within the United States or its possessions.

  As used herein, "United States"" means the United States of America, its territories and possessions, any state of the United States, and the District of Columbia. As used herein, "US Person" has the meaning assigned to it in Rule 902 under the Securities Act of 1933, as amended.

  We further certify (i) that we are not making available herewith for exchange any portion of the Regulation S Temporary Global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange are no longer true and cannot be relied upon as of the date hereof.

  We understand that this certification is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings. This certification and the statements contained herein are made for your benefit and





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

the benefit of the Company and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred.

            Dated:____________, ____




                                    Yours faithfully,

[EUROCLEAR BANK, S.A./N.V., AS OPERATOR OF THE EUROCLEAR SYSTEM]

or

[CLEARSTREAM BANKING, SOCIETE ANONYME, LUXEMBOURG]

By _________________________________























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